   As filed with the Securities and Exchange Commission on November 17, 2006.

                                                     Registration Nos. 333-14449
                                                                       811-07599

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 17

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 20

                           DOMINI INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                536 Broadway, 7th Floor, New York, New York 10012
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 212-217-1100

                                  Amy L. Domini
                          Domini Social Investments LLC
                             536 Broadway, 7th Floor
                            New York, New York 10012
                     (Name and Address of Agent for Service)

                                    Copy To:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective on November 30, 2006, pursuant to paragraph (b) of Rule 485.

Domini Social Trust has also executed this registration statement.

Domini Institutional Social Equity FundSM

Prospectus
November 30, 2006

The Way You Invest Matters®

As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a crime.

The Fund at a Glance
2	Investment Objective
2	Primary Investment Strategies
3	Primary Risks
6	Past Performance
8	Fund Fees and Expenses
10	Socially Responsible Investing
13	Is the Fund an Appropriate Investment for Me?
15	Additional Investment Strategies, Risk, and Portfolio Holdings Information
19	Who Manages the Fund?
A-1	Shareholder Manual
Information about buying, exchanging, and selling shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.
B-1	Financial Highlights

THE FUND AT A GLANCE

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

Investment Objective

The Domini Institutional Social Equity Fund seeks to provide its shareholders with long-term total return.

Primary Investment Strategies

The Domini Institutional Social Equity Fund (the Fund) invests primarily in stocks of U.S. companies. All of the Fund’s holdings are subject to Domini Social Investments’ (Domini or the Manager) social and environmental standards. The Fund pursues its investment objective by investing in the Domini Social Equity Trust, another mutual fund with the same investment objective, strategies and policies as the Fund. For more information, please refer to ‘‘Additional Investment Strategies, Risk, and Portfolio Holdings Information.’’

The Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid-cap to large-cap U.S. companies. Domini defines mid- and large-cap companies to be those companies with a market capitalization at the time of purchase between $2 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund’s assets will be invested in mid- to large-cap companies under normal market conditions.

The Fund has a nonfundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy.

To determine which securities are eligible for investment by the Fund, Domini will evaluate current and potential holdings against its social and environmental standards to assess the quality of a corporation’s relations with communities, customers, ecosystems, employees, investors, and suppliers. Domini may determine that a security is eligible for investment even if a corporation’s profile reflects a mixture of positive and negative social and environmental characteristics.

The Fund seeks to hold only securities that Domini determines are eligible investments. The Fund seeks to avoid securities and obligations of corporations that Domini determines derive significant revenues by manufacturing tobacco products, alcoholic beverages, or gambling equipment, or through ownership of gambling enterprises. The Fund will also seek to avoid corporations that Domini determines have a significant direct ownership share in, or operate, nuclear power plants, or are major military weapons manufacturers.

The Fund’s submanager seeks to add value using a quantitative stock selection approach, while seeking to manage risk through portfolio construction. The Fund’s submanager seeks to invest in securities that Domini has identified as eligible for investment and that the submanager believes are undervalued by the market and favorably positioned according to certain market indicators such as earnings growth and price momentum. The Fund is not required to hold every security Domini identifies as eligible for investment. The Fund manages its portfolio sector weights relative to its benchmark index; consequently, the portfolio may hold a large number of securities in a single sector if that sector represents a large proportion of the benchmark.

If Domini determines that a security held by the Fund is no longer an eligible investment, it will seek to remove the security from the Fund’s portfolio within 90 days after such determination, under normal circumstances.

Domini reserves the right to alter its social and environmental standards, or to add new standards, at any time without shareholder approval. For additional information about the standards Domini uses to evaluate Fund holdings, please see ‘‘Socially Responsible Investing.’’

Primary Risks

The Fund’s total return, like the stock market in general, may fluctuate widely. As with any mutual fund, you could lose money on your investment in the Fund and there can be no guarantee that the Fund will be able to achieve its investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed. The share price of the Fund normally changes daily based on changes in the value of the securities that the Fund holds. The value of your investment in the Fund changes with the value of its corresponding Master Trust and its investments. Many factors can positively or negatively affect those values. The factors that are most likely to have a material negative effect on your investment are called ‘‘Primary Risks.’’

The principal risks of investing in the Fund are listed below:

Market Risk. The value of the securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, or economic developments in the United States or abroad. Different parts of the market can react differently to these developments. To the extent that the Fund concentrates more of its investments in a particular sector of a market, the Fund will be more susceptible to any economic, social or political factor affecting that sector.

Mid- to Large-Cap Companies Risk. Under normal circumstances, the Fund will invest primarily in mid-cap to large-cap U.S. companies. Mid-cap and large-cap stocks tend to go through cycles when they do

The Fund at a Glance — Domini Institutional Social Equity Fund  3

better, or worse, than other asset classes or the stock market overall. The performance of each shareholder’s investment will be affected by these market trends. The Fund reserves the right to invest in companies of any capitalization, including small-cap companies that are more likely to have more limited product lines, fewer capital resources, and less depth of management than larger companies.

Portfolio Turnover Risk. The Fund will be actively managed and may have a high portfolio turnover rate. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Sector Concentration Risk. The Fund's benchmark index may be concentrated in specific sectors at various times. Because the Fund’s portfolio sector concentration may be managed to the benchmark, the Fund may hold a large number of securities in a single sector (e.g., financials). If the Fund holds a large number of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector.

Socially Responsible Investing Risk. The Fund’s portfolio is subject to multiple social and environmental standards. As a result, Fund management may avoid purchasing certain securities for social or environmental reasons when it is otherwise advantageous to purchase those securities, or may sell certain securities for social or environmental reasons when it is otherwise advantageous to hold those securities. In general, the application of Domini’s social and environmental standards may affect the Fund’s exposure to certain industries and sectors, which may affect the financial performance of the Fund — positively or negatively — depending on whether these industries or sectors are in or out of favor.

Style Risk. The submanager’s quantitative stock selection approach seeks to identify stocks it believes are both undervalued by the market and favorably positioned according to earnings growth and price momentum. There is a risk that this approach may fail to produce the intended results, for example, if stocks remain undervalued during a given period, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

4  The Fund at a Glance — Domini Institutional Social Equity Fund

There may be other risks that are not listed that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or temporary defensive position that the Fund may use. For additional information regarding the investment policies and risks of the Fund and the Master Trust, please refer to the Statement of Additional Information, which is available upon request.

The Fund at a Glance — Domini Institutional Social Equity Fund  5

Past Performance

The bar chart below and the following table provide an indication of the risks of investing in the Domini Institutional Social Equity Fund. The bar chart shows how returns have varied from one calendar year to the next. The table shows how the Fund’s average annual total returns compare with those of the Standard & Poor’s 500 Index (S&P 500), a broad-based index.

Prior to November 30,  2006, the Domini Social Equity Trust, the Master Trust in which the Domini Institutional Social Equity Fund invests substantially all its assets, was an index fund submanaged by SSgA Funds Management, Inc. The Domini Social Equity Trust currently employs an active investment management strategy.

Please note that this information represents past performance (before and after taxes), and is not necessarily an indication of how the Fund will perform in the future.

TOTAL RETURN FOR YEARS ENDED DECEMBER 31

This bar chart shows how the Fund’s performance has varied over the last nine calendar years.

Best quarter covered by the bar chart above: 24.86%

(quarter ended 12/31/98)

Worst quarter covered by the bar chart above: -17.06%

(quarter ended 9/30/02)

Year-to-date performance as of 9/30/06: 6.13%

6  The Fund at a Glance — Domini Institutional Social Equity Fund

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/05

The table below shows the Fund’s average annual total returns, before and after taxes, in comparison to the S&P 500. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

•

Actual after-tax returns depend on your tax situation and may differ from those shown.

•

After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

	1 Year	5 Years	Since Inception (5/30/96)
Domini Institutional Social Equity Fund
Return Before Taxes	2.52%	0.12%	8.56%
Return After Taxes on Distributions	2.33%	−0.40%	7.66%
Return After Taxes on Distributions and Sale of Fund Shares*	1.88%	−0.13%	6.96%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	4.91%	0.54%	8.42%

*

The calculation of the Fund shares’ return after taxes on distributions and sale of Fund shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

The Fund at a Glance — Domini Institutional Social Equity Fund  7

Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Institutional Social Equity Fund.*

Shareholder Fees
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:	None
Deferred Sales Charge (Load):	None
Redemption Fee (as a percentage of amount redeemed, if applicable):	2.00%**
Exchange Fee:	None
Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fees:	0.30%
Distribution (12b-1) Fees:	None
Other Expenses
Administrative Services and Sponsorship Fee:	0.45%
Other Expenses***:	0.05%
Total Annual Fund Operating Expenses:	0.80%
Fee Waiver†:	0.15%
Net Expenses:	0.65%

*

The table and the following example reflect the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying fund in which the Fund invests. These expenses have been restated to reflect current fees.

**

In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 60 days after settlement of purchase or acquisition through exchange, with certain exceptions.

***

Other Expenses include the cost of transfer agency, custody and accounting services, and similar expenses.

†

Until November 30, 2007, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund’s expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.65% of its average daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Fund.

8  The Fund at a Glance — Domini Institutional Social Equity Fund

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$66	$240	$429	$976

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

The Fund at a Glance — Domini Institutional Social Equity Fund  9

SOCIALLY RESPONSIBLE INVESTING

Socially responsible investors factor social and environmental standards into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies led by enlightened management better able to meet societal needs. In the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to create a more just and sustainable world.

At Domini, in addition to applying social and environmental standards to all of our investments, we seek to work with companies in which our Funds have invested to improve their social and environmental performance through dialogue with corporate management on these issues when appropriate. In addition, we seek to vote all company proxies in accordance with published guidelines covering a wide range of social, environmental, and corporate governance matters.

A socially responsible equity fund can have an impact on corporate behavior by applying social and environmental standards to its holdings, through proxy voting, dialogue with management, and by filing shareholder resolutions.

Subject to Domini’s social and environmental standards, a portion of the portfolio of the Domini Institutional Social Equity Fund may be used to maintain long-term positions in certain investments with a particularly strong social or environmental profile or for shareholder advocacy purposes.

The Social and Environmental Standards Applied to the Domini Institutional Social Equity Fund

Two fundamental principles underlie Domini’s social and environmental standards: the promotion of human dignity and the enrichment of our natural environment. Domini views these twin goals as crucial to a healthier, wealthier, and more sustainable world.

To determine the eligibility of an investment in the securities or obligations of a corporation for inclusion in the Domini Institutional Social Equity Fund’s portfolio, Domini seeks to evaluate the strength of the company’s relationships with the following stakeholders:

•

Communities

•

Customers

•

Ecosystems

•

Employees

•

Investors

•

Suppliers

Domini views these stakeholders as partners with corporations, and believes that corporations have important opportunities to invest in their partners and, in turn, to be rewarded by them. Domini also recognizes that corporations can create substantial risks — financial, social, and environmental — when they fail to manage their partnerships appropriately. Domini seeks to assess the strength of these relationships by evaluating key themes relevant to each stakeholder.

Not all companies held in the Fund’s portfolio score well on all themes. Domini recognizes that relationships with partners are complicated and even the best of companies often run into problems day to day. Domini’s approach recognizes that mixed records do not necessarily mean that progress is not being made, that companies are not grappling with the important issues in their industries, or that long-term value for society is not being created. These mixed records mean, however, that the Fund will invest in companies with a combination of controversies and praiseworthy initiatives when Domini feels that, on balance, progress is being made toward long-term benefits. Companies in which the Fund invests may therefore periodically be involved in substantial controversies in a range of areas.

The Fund also seeks to avoid the securities and obligations of corporations that Domini determines derive significant revenues by manufacturing tobacco products, alcoholic beverages, or gambling equipment, or through ownership of gambling enterprises. Similarly, the Fund also seeks to exclude corporations that Domini determines have a significant direct ownership share in, or operate, nuclear power plants, or are major military weapons manufacturers.

The Fund also currently avoids investment in U.S. Treasuries, the general obligation securities issued by the U.S. government. While Domini recognizes that these securities support many public goods essential for our society, it has adopted this policy to reflect serious concerns about the risks posed by our country’s nuclear weapons arsenal and continuing large military expenditures.

After an investment is made, Domini continues to monitor the issuer for changes in its social and environmental performance. If Domini determines that a security held by the Fund is no longer an eligible investment, it will seek to remove the security from the Fund’s portfolio within 90 days after such determination, under normal circumstances.

Domini believes that its standards can help identify strong long-term investments, as well as highlight companies and other issuers that enrich society and the environment. The use of these considerations in the investment process helps to build the demand for data on corporate social and environmental performance and to communicate the expectations of socially responsible investors to issuers and other investors.

Domini’s social and environmental standards are designed to reflect many of the standards widely used by socially responsible investors. However,

Socially Responsible Investing  11

you may find that some Fund holdings do not reflect your social or environmental standards. You may wish to review a list of the holdings in the Fund’s portfolio to decide if they meet your personal standards. To obtain portfolio holdings information, please refer to ‘‘Additional Investment Strategies, Risk, and Portfolio Holdings Information.’’

Engagement

No company is a perfect model of social or environmental responsibility. Each year, the Fund will seek to raise issues of social and environmental performance with corporate management.

***

Domini may, at its discretion, choose to change its social or environmental standards, add additional standards, or modify the application of the standards listed above, to the Fund, at any time, without shareholder approval. This will impact investments held by the Fund, and may cause certain companies, industries, or countries to be dropped from or added to the Fund’s portfolio. In addition, Domini reserves the right to vary the application of these standards to the Fund, depending, for example, on such factors as asset class, industry and sector representation, market capitalization, investment style, access to quality data on an issuer’s social or environmental performance, and cultural and political factors that may vary by region or country.

12  Socially Responsible Investing

IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?

Accounts in the Domini Institutional Social Equity Fund may only be established by or for the benefit of investors that have been approved by the distributor, meet the minimum investment and other requirements described below, and fall within the following categories:

•

Endowments

•

Foundations

•

Religious organizations

•

Other nonprofit entities

•

Individuals

•

Retirement plan sponsors

•

Certain corporate or similar institutions

•

Omnibus accounts maintained by financial intermediaries

The minimum initial investment is generally $2 million for an account, provided that defined contribution plan accounts must meet a minimum initial investment requirement of $10 million. Investors may meet the minimum initial investment amount by aggregating up to three separate accounts (other than retirement plan accounts) within the Fund. Defined contribution plan accounts meet eligibility levels at the sponsor level. Defined contribution plan accounts cannot be aggregated with defined contribution plans of unaffiliated sponsors to meet the $10 million minimum initial investment amount.

Accounts in the Fund will not be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder services or for which the Fund is required to pay any type of administrative payment per participant account.

The Fund may change any of the policies described above at any time.

If you are seeking long-term growth, and are looking for an efficient way to invest in the broad U.S. stock market, the Fund may be appropriate for you.

Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks. In addition, the Fund should be considered a long-term investment and is not appropriate for short-term goals.

If you depend on your investments for current income, or would find it a financial hardship to wait out periods of stock market volatility, the Fund may not be appropriate for you.

Additional Payments to Financial Intermediaries

Certain financial intermediaries may request, and the Fund’s distributor and/or its affiliates may agree to make, payments out of the distributor’s and/or its affiliate’s own resources. These payments are sometimes referred to as ‘‘revenue sharing.’’ These payments assist in the efforts to promote the sale of the Fund’s shares. The Fund’s distributor and/or its affiliates agree with the financial intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation and the amount of compensation varies. These payments could be significant to an intermediary. The Fund’s distributor/and or its affiliates determine which financial intermediaries to support and the extent of the payments they are willing to make.

The Fund’s distributor and/or its affiliates hope to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the investment advisor and its affiliates. In consideration for revenue sharing, an intermediary may include the Fund in its sales system or give access to members of its sales force or management. In addition, the intermediary may provide marketing support, shareholder servicing, and/or other activities. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Fund, the intermediary may earn a profit on these payments.

If you purchase shares though a financial intermediary, revenue sharing payments may provide your firm, its employees, or associated persons with an incentive to favor the Fund. You should ask your firm about any payments it receives from the Fund’s distributor, its affiliates, and/or the Fund, as well as about fees and/or commissions it charges.

The Fund’s distributor and/or its affiliates may have other relationships with various banks, trust companies, broker-dealers, or other financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Fund, the Fund’s distributor, and/or its affiliates may compensate the intermediary for these services.

ADDITIONAL INVESTMENT STRATEGIES, RISK,
AND PORTFOLIO HOLDINGS INFORMATION

Investment Objective

The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change the Fund’s investment objective.

Domini Institutional Social Equity Fund

The Domini Institutional Social Equity Fund provides shareholders with exposure to a core portfolio of companies based in the United States. The Fund also may hold a small number of companies organized or domiciled in Canada or Bermuda.

The Fund’s investments are selected from a universe of securities that Domini has identified as eligible for investment based on its evaluation against Domini’s social and environmental standards. In seeking to achieve the Fund’s investment objective, the submanager applies a quantitative stock selection approach to potential holdings within a disciplined portfolio constuction framework. The disciplined portfolio construction process seeks to manage risk and ensure that the Fund’s holdings and characteristics are consistent with a Fund’s investment objective. The submanager’s quantitative stock selection process uses multiple factors to determine a security’s attractiveness. The factors can be grouped loosely into ‘‘value’’ and ‘‘momentum’’ categories. The quantitative analysis favors stocks that appear to be both inexpensive according to the value factors and well-positioned according to earnings growth and price momentum factors. The weight of each factor and category varies by industry and region. The submanager will seek to buy the most attractive stocks and sell the least attractive stocks, within reasonable turnover constraints.

Use of Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. The use of all such instruments is subject to Domini’s social and environmental standards.

Use of Options, Futures, and Other Derivatives

Although it is not a principal investment strategy, the Fund may purchase and sell options, enter into futures contracts, and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indexes), foreign currencies, interest rates, or inflation indexes. The Fund may also utilize derivative instruments, such as equity-linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These techniques, which are incidental to the Fund’s primary strategy, permit the Fund to gain exposure to a particular security, group of securities, currency, interest rate, or index, and thereby have the potential for the Fund to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. The use of all such instruments is subject to Domini’s social and environmental standards.

These techniques are also used to manage risk by hedging the Fund’s portfolio investments. Hedging techniques may not always be available to the Fund, and it may not always be feasible for the Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Fund’s submanager expected. As a result, the use of these techniques may result in losses to the Fund or increase volatility in the Fund’s performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

Investment Structure

The Fund operates as a ‘‘feeder fund’’ and invests its assets in the Domini Social Equity Trust (formerly the Domini Social Index Trust) (Master Trust), a portfolio of the Domini Social Trust, a registered investment company. The Master Trust has the same investment objective as the Fund, and invests in securities using the strategies described in this prospectus. The Fund does not buy investment securities directly. The Master Trust, on the other hand, invests directly in a portfolio of securities. Because the Fund invests all of its assets in a Master Trust, the Fund and its shareholders will bear the fees and expenses of the Fund and the Master Trust, with the result that the Fund’s expenses may be higher than those of other mutual funds that invest directly in securities.

The Fund may withdraw its investment from the Master Trust, if the Board of Trustees of the Fund determines that it is in the best interest of the Fund’s shareholders to do so. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Master Trust). The Fund could incur brokerage fees

16  Additional Investment Strategies, Risk, and Portfolio Holdings

or other transaction costs in converting such securities to cash. Upon such withdrawal, the Board of Trustees would then consider what action might be taken, including investing all of the Fund’s assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring a manager or submanager to manage or submanage the Fund’s assets.

Investment of the Fund’s assets in the Master Trust is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Trust. There is currently no intention to change the Fund’s investment structure. References to the Fund in this prospectus include the Master Trust, unless the context requires otherwise.

Cash Reserves

Although the Fund seeks to be fully invested at all times, each keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. Some of the investments may be with community development banks and financial institutions and may not be insured by the FDIC. All such securities are subject to Domini’s social and environmental standards.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the Manager determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Temporary Investments

The Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect the Fund’s performance. You should note, however, that the Fund has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Additional Investment Strategies, Risk, and Portfolio Holdings  17

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days’ notice. During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finder’s and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information and at www.domini.com. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (each January 31, April 30, July 31, and October 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and in the Quarterly Report on Form N-Q. To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each Annual, Semi-Annual, and Quarterly Report is available online at www.domini.com and on the EDGAR database on the SEC’s website, www.sec.gov.

In addition, Domini’s website contains information about the Fund’s portfolio holdings, including, as applicable, the security description, the ticker, the security identification number, price per share, par value, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter.

Additional Information

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund’s investment strategies and risks, the Fund’s Statement of Additional Information is available, free of charge, from Domini, or online at www.domini.com.

18  Additional Investment Strategies, Risk, and Portfolio Holdings

WHO MANAGES THE FUND?

Investment Manager

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th Floor, New York, NY 10012, has been managing money since November 1997. As of September 30, 2006, Domini managed more than $1.8 billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Fund and the Master Trust with investment supervisory services, overall operational support, and administrative services.

For the Fund, Domini sets the social and environmental standards and determines which securities are eligible for investment. Domini also has authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets are held uninvested.

The socially responsible investment (‘‘SRI’’) research team at Domini comprises Steven Lydenberg, Jeff MacDonagh, Shin Furuya, Kimberly Gladman, and Celine Suarez, supported by several research associates.

Steven Lydenberg, CFA, is chief investment officer of Domini and vice president of the Domini Funds. His responsibilities as chief investment officer include development and oversight of Domini’s social and environmental policies and standards. He has been active in social research since 1975. Mr. Lydenberg was a founder of KLD Research & Analytics, Inc., served as its research director from 1990 to 2001, and served on KLD’s Domini 400 Social IndexSM Committee through March 31,  2005. From 1987 to 1989, he was an associate with Franklin Research and Development Corporation (now known as Trillium Asset Management). For 12 years he worked with the Council on Economic Priorities, ultimately as director of corporate accountability research. Mr. Lydenberg holds a B.A. in English from Columbia College and an M.F.A. in theater arts from Cornell University, and holds the Chartered Financial Analyst designation.

Jeff MacDonagh, CFA, is the SRI portfolio manager with overall responsibility for the application of the Fund’s social and environmental standards and is responsible for oversight of the research team and its processes. Mr. MacDonagh was an assistant portfolio manager at Loring, Wolcott & Coolidge Fiduciary Advisors from 2003 through June 2005. His responsibilities included portfolio management, social and environmental portfolio screening, and proxy voting. From 2000 to 2003, he was a social investment researcher at KLD Research & Analytics, Inc. Mr. MacDonagh holds a B.S. in mathematics, physics, and philosophy from the University of Wisconsin-Madison, and an M.S. in technology policy and an M.S. in environmental planning from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Shin Furuya is the lead SRI analyst responsible for the application of the Fund’s social and environmental standards to Asia-Pacific equities. Mr. Furuya was previously a research analyst from 2004 to 2006 for the Investor Responsibility Research Center (now a division of Institutional Shareholder Services), where he was a lead researcher for custom Japanese SRI projects. From 1999 to 2002, he was the national coordinator for the Economic Relations and Human Rights Program and the Refugee Program at Amnesty International Japan. He also participated in various consultation processes for the United Nations and the World Bank Group. He holds a B.A. in political science and international studies from the University of Oregon, and an M.A. in international relations from the Maxwell School of Citizenship & Public Affairs, Syracuse University.

Kimberly Gladman, Ph.D., is the lead SRI analyst responsible for the application of the Fund’s social and environmental standards to European equities. Dr. Gladman previously worked in Domini’s Shareholder Advocacy department, where she engaged companies on a range of social and environmental issues through shareholder resolution filings and direct dialogue. Before joining Domini in 2001, she had an academic career, focused on interdisciplinary teaching and research. She holds a B.A. in literature from Yale University and a Ph.D. in comparative literature from New York University.

Celine Suarez is the lead SRI analyst responsible for the application of the Fund’s social and environmental standards to North American equities. Ms. Suarez was previously assistant vice president and research analyst from 2004 to 2006 for the Smith Barney Social Awareness Investment Program at Citigroup Asset Management (now a subsidiary of Legg Mason). From 2001 to 2004, she was the environmental analyst at Winslow Management Company, an environmentally screened mutual fund company in Boston, where she headed the company’s environmental research, assisted in equity analysis, and was managing editor of Winslow Environmental News. Celine holds a B.S. in earth system science from the University of Massachusetts at Amherst.

In addition to the social investment research team, the Manager uses investment committees whose responsibilities include periodic review of the social and environmental performance of current and prospective investments and determinations regarding investment eligibility. The investment committees may include members of the investment research team, as well as other Domini employees. A standards commmittee at Domini has oversight of the interpretation and development of Domini’s social and environmental standards. The standards committee currently includes Amy Domini, chief executive officer, and Steven Lydenberg, chief investment officer, and may include other Domini employees.

20  Who Manages the Fund?

Investment Submanager

The Manager, subject to the supervision of the Board of Trustees of the Fund (the ‘‘Board’’), acts as a ‘‘manager of managers,’’ and oversees the Fund’s day-to-day operations and manages the investments of the Fund and Master Trust. The Manager may delegate to a submanager the responsibility for day-to-day management of the investments of the Fund or Master Trust, subject to the Manager’s oversight. The Manager also recommends the appointment of additional or replacement submanagers to the Fund’s Trustees. In the future, the Fund and the Manager may request exemptive relief from the SEC or otherwise comply with the Investment Company Act of 1940, and the rules thereunder, to permit the Manager and the Fund, subject to the supervision of the Board, to add or terminate a submanager without shareholder approval.

Wellington Management Company, LLP (Wellington Management or the Submanager), with its main offices at 75 State Street, Boston, MA 02109, provides investment submanagement services to the Master Trust pursuant to a Submanagement Agreement with Domini. Wellington Management had approximately $544 billion in assets under management as of September 30, 2006, including $282 billion in assets for which Wellington Management acts as a subadvisor.

Wellington Management buys and sells stocks that Domini determines meet the Fund’s and the Master Trust’s social and environmental standards using a quantitative stock selection approach within a risk-managed portfolio construction framework. The quantitative stock selection approach incorporates a diverse set of factors based on fundamental and technical inputs. The quantitative stock selection approach incorporates value and momentum as primary investment themes.

Mammen Chally, CFA, a vice president of Wellington Management, has been the portfolio manager responsible for the management of the Master Trust since 2006. Mr. Chally joined Wellington Management as a portfolio manager in 1994.

The Statement of Additional Information contains additional information about the compensation of Mr. Chally, other accounts managed by him, and his ownership of the securities of the Fund.

Under the Management Agreement between the Domini Social Equity Trust and Domini effective November 30, 2006, Domini receives fees at the following rates: 0.30% of the first $2 billion of net assets managed, 0.29% of the next $1 billion, and 0.28% of net assets managed in excess of $3 billion. Under the Sponsorship Agreement between the Domini Social Equity Trust and Domini effective November 30, 2006, Domini receives fees at the following rates: 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion. For the services Domini and Wellington Management will provide during the fiscal year

Who Manages the Fund?  21

ended July 31, 2007, it is estimated that they will receive a total of 0.60% of the average daily net assets of the Domini Institutional Social Equity Fund, after waivers.

Prior to November  30, 2006, SSgA Funds Management, Inc. (SSgA) served as the investment submanager to the Master Trust. For the services Domini and SSgA provided to the Fund and the Master Trust during the fiscal year ended July 31, 2006, they received a total of 0.15% of the average daily net assets of the Fund, after waivers.

A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s new Management and Submanagement Agreements with Domini and Wellington Management, respectively, is available in the Fund’s Annual Report to shareholders for the fiscal year ended July 31,  2006. A discussion regarding the basis of the Board of Trustees’ approval of the continuance of the Master Trust’s prior Management and Submanagement Agreements with Domini and SSgA, respectively, is also available in the Fund’s and the Master Trust’s Annual Report to shareholders for the fiscal year ended July 31, 2006.

22  Who Manages the Fund?

SHAREHOLDER MANUAL

This section provides you with information about buying, exchanging, and selling shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

How to Open an Account	A-2
How to Buy Shares	A-3
How to Exchange Shares	A-4
How to Sell Shares	A-4
Additional Information on Selling Shares	A-6
How the Price of Your Shares Is Determined	A-10
How can I find out the Fund’s NAV?	A-10
How do you determine what price I will get when I buy shares?	A-10
How do you determine what price I will get when I sell shares?	A-10
How is the value of securities held by the Fund determined?	A-11
Fund Statements and Reports	A-11
Dividends and Capital Gains	A-12
Taxes	A-12
Anti-Money Laundering	A-13
Rights Reserved by the Fund	A-14

For More Information

Call our Shareholder Services department toll-free at 1-800-582-6757 for more information on the following:

•

Investing in the Fund

•

Your account

•

The Fund’s daily share price

•

Socially responsible investing

Shareholder Services representatives are available to take your call business days, 9 am to 5 pm, Eastern Time.

You may obtain the share price of the Fund 24 hours a day, 7 days a week, by using our automated telephone system.

Visit our website at www.domini.com.

Quick Reference

Ticker Symbol: DIEQX

Newspaper Listing: Dom Soc Inv-Inst Soc Eq

Account Statements are mailed monthly.

Trade Confirmations are sent after purchases and redemptions.

Annual and Semi-Annual Reports are mailed in late September and March, respectively.

A-1

HOW TO OPEN AN ACCOUNT

1. Read this prospectus (and please keep it for future reference).

2. Decide how much you want to invest.

Please see ‘‘Is the Fund an Appropriate Investment for Me?’’ for minimum initial investment requirements.

3. Decide whether to make your initial purchase by check or bank wire. Follow the simple instructions we’ve provided under ‘‘How to Buy Shares.’’ Be sure to completely fill out and sign the Account Application.

If at any time you need assistance, please call 1-800-582-6757, business days, 9 am to 5 pm, Eastern Time.

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, taxpayer identification number, and other information that will allow us to identify you.

What Is ‘‘Good Order’’?

Purchase, exchange, and sale requests must be in ‘‘good order’’ to be accepted by the Fund. To be in ‘‘good order’’ a request must include the following:

•

The Fund name

•

The account number

•

The funds for the purchase by check or by wire or the amount of the transaction (in dollars or shares) for the exchange or sale

•

Name, address, taxpayer identification number, and other information that will allow us to identify you

•

The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•

A Medallion Signature Guarantee if required (see page A-6)

•

Any supporting legal documentation that may be required

A-2  Shareholder Manual

HOW TO BUY SHARES

Mail the completed Account Application to this address:

Domini Funds
P.O. Box 9785
Providence, RI 02940-9785

By Check

For your initial investment, include your check with the completed Account Application.

For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount. Always be sure to include the account number on your check. If you need additional forms, please call 1-800-582-6757.

Your check must be in U.S. dollars drawn on a U.S. bank and be made payable to ‘‘Domini Funds.’’

IMPORTANT: For our mutual protection, the Fund cannot accept cashier’s checks, money orders, checks made payable to third parties, starter checks, or traveler’s checks.

By Bank Wire

For new accounts, please call 1-800-582-6757 to obtain an account number before wiring funds.

To establish wire privileges on an existing account, or for additional information about this service, please call 1-800-582-6757.

Wire your investment to:

Bank: PNC Bank
ABA: 031000053
Acct Name: Domini Social Investments
Acct #: 86-0690-5468
FBO: Fund Name, Fund Number, Account Name, and Account Number at Domini Funds

Shareholder Manual  A-3

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your Fund shares into any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account.® You may request an exchange by calling 1-800-582-6757, or in writing. All written requests must be signed by all owners.

For information on transferring assets from another mutual fund family, please call 1-800-582-6757.

DOMINI MONEY MARKET ACCOUNT®

The Domini Money Market Account (DMMA) offered through ShoreBank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. A DMMA is only available to individuals, trusts, and nonprofit organizations. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Institutional Social Equity Fund account. Check-writing privileges are not available for IRA accounts. A DMMA investment is subject to certain terms and conditions. Call 1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The Domini Institutional Social Equity Fund is not insured by the FDIC.

HOW TO SELL SHARES

You are free to sell all or part of your Fund shares at any time during New York Stock Exchange trading hours (generally business days, 9 am to 4 pm, Eastern Time). The Fund will send the proceeds from the sale to you or a third party that you have designated. (This may require a Medallion Signature Guarantee — see ‘‘Additional Information on Selling Shares.’’)

Transactions are processed at the next determined share price after the Fund receives your sale request in good order.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.

A-4  Shareholder Manual

You may sell (redeem) your shares in the Fund in the following ways:

In Writing

Mail written redemption requests to this address:

Domini Funds
P.O. Box 9785
Providence, RI 02940-9785

Letters requesting redemptions must:

•

Specify the dollar amount or the number of shares to be sold, the Fund name, and the account number

•

Be signed in exactly the same way the account is registered by all registered owners or authorized signers

Your redemption request may require a Medallion Signature Guarantee (see ‘‘Additional Information on Selling Shares’’ below).

By Telephone

To sell shares by telephone, call the Fund at 1-800-582-6757.

If you wish to receive your redemption by wire and have not already established wire privileges on your account, you must submit a wire redemption request in writing along with a Medallion Signature Guarantee. Please see page A-6 for details.

Please consider sending a written request to sell shares if you cannot reach the Fund by telephone.

Neither the Fund nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

By Bank Wire

To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.

If you have not already established wire redemption privileges on your account, you must submit wire redemption requests in writing along with a Medallion Signature Guarantee (see ‘‘Additional Information on Selling Shares’’ below).

Shareholder Manual  A-5

ADDITIONAL INFORMATION ON SELLING SHARES

Signature Guarantees

In order to protect your account from fraud, you are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

•

Sales (redemptions) exceeding $100,000

•

Written sales requests, regardless of amount, made within 30 days following any changes in account registration

•

Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature Guarantee program:

•

Banks

•

Savings institutions

•

Credit unions

•

Broker-dealers

•

Other guarantors acceptable to the Fund and its transfer agent

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at its option, request further documentation prior to accepting requests for redemptions.

Unusual Circumstances

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

The Fund may postpone payment of redemption proceeds under either of these circumstances:

•

During any period in which the New York Stock Exchange is closed or in which trading is restricted

•

If the SEC determines that an emergency exists

Large Redemptions

It is important that you call the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund

A-6  Shareholder Manual

shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt the Fund’s operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Manager.

Market Timing and Redemption Fee

The Fund is a long-term investment. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase the Fund’s transaction costs, such as brokerage expenses. Do not invest with the Fund if you are a market timer.

The Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 60 days. The redemption fee will be deducted from your redemption proceeds and returned to the Fund. If you acquired shares on different days, the ‘‘first in, first out’’ (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on the following:

•

Shares acquired as a result of reinvestment of dividends or distributions

•

Shares redeemed following the death of a shareholder

•

Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)

•

Shares purchased prior to November 30, 2004

•

Share redemptions or exchanges of $5,000 or less

•

Shares redeemed as a result of any changes in account registration

•

Shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic Withdrawal Plan arrangement

Shareholder Manual  A-7

•

Shares redeemed by omnibus accounts maintained by intermediaries that are unable or unwilling to process the redemption fee

•

Shares redeemed through certain qualified retirement plans that are unable or unwilling to process the redemption fee

The Fund’s Board of Trustees has also approved methods for the fair valuation of securities held in the Fund’s portfolio in an effort to deter market timing activities. Please see ‘‘How the Price of Your Shares Is Determined — How is the value of securities held by the Fund determined?’’ for more information.

In addition, the Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker if possible, to prevent any future activity. The Fund does not knowingly accommodate excessive trading and market timing activities.

In certain circumstances, a financial intermediary, such as a broker, advisor, retirement plan or third party administrator, will hold Fund shares on behalf of multiple beneficial owners in an omnibus account. The Fund does not know the identity of shareholders who hold shares through an omnibus account and must rely on the systems of the financial intermediary for that information. The Fund’s distributor, in accordance with applicable law, will enter into agreements with financial intermediaries that require the intermediaries to provide certain information to the Fund to help identify excessive trading activity and to restrict or prohibit future purchases or exchanges of Fund shares by shareholders identified as having violated the Fund’s policies.

Financial intermediaries may apply purchase and exchange limitations that are different from the limitations imposed by the Fund. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine what purchase and exchange limitations are applicable to your transactions.

Certain financial intermediaries are unable or unwilling to charge the Fund’s redemption fee as described above. Some financial intermediaries will not apply one or more of the exemptions listed above or may exempt transactions not listed above in determining whether to charge the Fund’s redemption fee. There are no assurances that financial intermediaries will properly assess the Fund’s redemption fee even in circumstances where they agree to do so. The Fund reserves the right to charge the redemption fee with respect to one or more transactions through a financial intermediary if the intermediary provides the Fund with the necessary information to determine if the redemption fee should be imposed. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine which of your transactions will be subject to a redemption fee.

A-8  Shareholder Manual

Because the Fund may not be able to detect all instances of market timing, there is no guarantee that the Fund will be able to deter or eliminate market timing or excessive trading of Fund shares.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.

Shareholder Manual  A-9

HOW THE PRICE OF YOUR SHARES IS DETERMINED

The Fund determines its share price (or NAV, net asset value per share) as of the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the Fund’s liabilities (debts) from the value of its assets, and dividing the difference by the number of outstanding shares of the Fund.

Net Asset Value (NAV) =	Total Assets - Total Liabilities Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the Fund’s NAV?

You may obtain the Fund’s NAV 24 hours a day ONLINE at www.domini.com or BY PHONE by calling 1-800-582-6757 from a touch-tone phone and accessing our automated telephone system.

Newspaper Listings: This information is also listed in the mutual fund listings of most major newspapers. The Fund is most commonly listed as Dom Soc Inv-Inst Soc Eq.

Monthly Statements: You will also receive this information monthly, on your account statement.

How do you determine what price I will get when I buy shares?

Investments will be processed at the next share price calculated after an order is received in good order and accepted by a Fund or its designated agent. Please note that purchase requests received after the share price has been calculated for any Fund, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day a Fund’s share price is calculated. See ‘‘What Is 'Good Order’?’’ above.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund or its designated agent in good order. See ‘‘What Is 'Good Order’?’’ above. Please note that redemption requests received after the Fund’s share price has been

A-10  Shareholder Manual

calculated, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day the Fund’s share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 60 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See ‘‘Additional Information on Selling — Market Timing and Redemption Fee’’ above for more information.) If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

How is the value of securities held by the Fund determined?

The Fund typically uses market prices to value securities. However, when a market price is not available, or when the Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund’s Board of Trustees. When the Fund uses fair value pricing, the Fund’s value for a security may be different from quoted market values or what the fund would receive upon the sale of such security. Each short-term obligation (with a remaining maturity of 60 days or less) is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

Because the Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

FUND STATEMENTS AND REPORTS

Confirmation Statements

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

Shareholder Manual  A-11

Fund Financial Reports

The Fund’s Annual Report is mailed in September, and the Fund’s Semi-Annual Report is mailed in March. These reports include information about the Fund’s performance, as well as a complete listing of the Fund’s holdings.

Tax Statements

Each year we will send you a statement reporting the previous year’s dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the IRS. Statements are generally mailed in January.

DIVIDENDS AND CAPITAL GAINS

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid quarterly (usually in March, June, September, and December). Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

TAXES

This discussion of taxes is for general information only. You should consult your own tax advisor about your particular situation and the status of your account under state and local laws.

Taxability of Dividends

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. For taxable years beginning before January 1, 2001, noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as ‘‘qualified dividend income.’’ Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Buying a Dividend

Dividends paid by the Fund will reduce the Fund’s net asset value per share. As a result, if you buy shares just before the Fund pays a dividend,

A-12  Shareholder Manual

you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

Taxability of Transactions

Anytime you sell or exchange shares held in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, the Fund must withhold taxes, at a current rate of 28%, from your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. The Fund may also be required to withhold if you fail to certify that you are not otherwise subject to backup withholding for failing to report income to the IRS, or otherwise violate IRS requirements.

ANTI-MONEY LAUNDERING

As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

Shareholder Manual  A-13

RIGHTS RESERVED BY THE FUND

The Fund and its agents reserve the following rights:

•

To waive or change investment minimums

•

To refuse any purchase or exchange order

•

To stop selling shares at any time

•

To change, revoke, or suspend the exchange privilege

•

To suspend telephone transactions

•

To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Manager’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•

To change or implement additional policies designed to prevent excessive trading

•

To adopt policies requiring redemption of shares in certain circumstances

•

To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur

•

To otherwise modify the conditions of purchase and any services at any time

•

To act on instructions believed to be genuine

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interests of the Fund.

A-14  Shareholder Manual

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose reports, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

B-1

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2006		2005		2004		2003		2002
For a share outstanding for the period:
Net asset value, beginning of period	$18.04		$16.52		$14.90		$13.51		$18.53
Income/(loss) from investment operations:
Net investment income	0.23		0.30		0.18		0.19		0.17
Net realized and unrealized gain/(loss) on investments	(0.01)		1.54		1.60		1.41		(4.28)
Total income/(loss) from investment operations	0.22		1.84		1.78		1.60		(4.11)
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.22)		(0.32)		(0.16)		(0.21)		(0.16)
Distributions to shareholders from net realized gain	—		—		—		—		(0.75)
Total dividends and distributions	(0.22)		(0.32)		(0.16)		(0.21)		(0.91)
Redemption fee proceeds*	—	**	—	**	—	**	—		—
Net asset value, end of period	$18.04		$18.04		$16.52		$14.90		$13.51
Total return	1.22%		11.22%		11.97%		12.05%		(23.05)%
Portfolio turnover^	12%		9%		8%		8%		13%
Ratio/supplemental data (annualized):
Net assets, end of year (in millions)	$235		$244		$199		$190		$243
Ratio of expenses to average net assets	0.40	%(1)	0.39	%(1)	0.37	%(1)	0.30	%(1)	0.30	%(1)
Ratio of net investment income to average net assets	1.30%		1.77%		1.13%		1.24%		0.93%

†

For the Portfolio in which the Fund invests.

**

Amount represents less than $0.005 per share.

*

Redemption fee instituted on December 1, 2003.

(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.50%, 0.51%, 0.54%, 0.53%, and 0.50%, for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

yes

B-2  Financial Highlights

Domini Social Investments,® Domini Institutional Social Equity Fund,SM Domini Money Market Account,® The Way You Invest Matters,® and domini.com® are registered service marks of Domini Social Investments LLC. The Domini Community Impact Gradient is copyright Domini Social Investments LLC.

FOR ADDITIONAL INFORMATION

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year, as well as a complete listing of the Fund’s holdings. They are available by mail from Domini Social Investments, or online at www.domini.com.

Statement of Additional Information

The Fund’s Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments, and online at www.domini.com.

Proxy Voting and Social and Environmental Standards

Visit www.domini.com for more complete information about Domini Social Investments’ proxy voting policies and procedures, to view the Domini Institutional Social Equity Fund’s current proxy voting decisions, to learn more about the firm’s shareholder activism program, and for more information about the social and environmental standards Domini uses to evaluate Fund holdings.

Contact Domini

To make inquiries about the Fund or obtain copies of any of the above free of charge, call 1-800-582-6757 or write to this address:

Domini Social Investments
P.O. Box 9785
Providence, RI 02940-9785

Website: To learn more about the Fund or about socially responsible investing, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC’s Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-7599

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 30, 2006

                     DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

                     a series of DOMINI INSTITUTIONAL TRUST

                                                                            PAGE
                                                                            ----

1. The Fund..............................................................      2
2. Investment Information................................................      2
3. Determination of Net Asset Value; Valuation of Portfolio

This Statement of Additional Information sets forth information that may be of interest to investors but that is not necessarily included in the Fund's
Prospectus dated November 30, 2006, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus.
This Statement of Additional Information incorporates by reference the financial statements described on page 46 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge from Domini Social
Investments by calling 1-800-582-6757 or online at www.domini.com.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                   1. THE FUND

The Domini Institutional Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Institutional Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of
Massachusetts on April 1, 1996, and commenced operations on May 30, 1996. The
Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. References in this Statement of Additional
Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

Domini Social Investments LLC ("Domini" or the "Manager"), the Fund's sponsor
(the "Sponsor") and supervises the overall administration of the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by DSIL Investment Services LLC, the Fund's distributor ("DSILD" or the "Distributor"). The minimum initial investment is
$2,000,000. An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

The Fund pursues its investment objective by investing all its assets in the
Domini Social Equity Trust (the "Master Fund") (formerly, the Domini Social
Index Trust), a diversified, open-end management investment company having the same investment objective as the Fund. The Master Fund seeks to achieve its investment objective by investing primarily in stocks of U.S. companies that meet Domini's social and environmental standards. Domini is the Master Fund's investment manager. Domini determines which companies are eligible for investment pursuant to its social and environmental standards. Wellington
Management Company, LLP, is the Master Fund's investment submanager ("Wellington
Management"). Subject to Domini's social and environmental standards, Wellington
Management, manages the investments of the Master Fund from day to day in accordance with the Master Fund's investment objective and policies.

                            2. INVESTMENT INFORMATION

                              INVESTMENT OBJECTIVE

The Fund's objective is to seek to provide its shareholders with long-term total return. The Fund seeks its objective by investing primarily in stocks of U.S.
companies that meet Domini's social and environmental standards.

The investment objective of the Fund may be changed without the approval of the
Fund's shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Master Fund may also be changed without the approval of the investors in the Master Fund, but not without written notice thereof to the investors in the Master Fund (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Master Fund will be achieved.

                                      -2-

                      INFORMATION CONCERNING FUND STRUCTURE

Unlike other mutual funds that directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Fund, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Master Fund may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Master Fund on the same terms and conditions as the Fund and will bear a proportionate share of the Master Fund's expenses. However, the other investors investing in the Master Fund are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Master Fund.
Such differences in returns are also present in other mutual fund structures.
Information concerning other holders of interests in the Master Fund is available from the Manager at 212-217-1100.

Smaller funds investing in the Master Fund may be materially affected by the actions of larger funds investing in the Master Fund. For example, if a large fund withdraws from the Master Fund, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the
Master Fund may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds that have large or institutional investors. Also, funds with a greater pro rata ownership in the
Master Fund could have effective voting control of the operations of the Master
Fund. Certain changes in the Master Fund's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Master Fund.
Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund. If securities are distributed, the Fund could incur brokerage, tax, or other charges in converting the securities to cash. In addition, the distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

The Board of Trustees believes that the aggregate per share expenses of the Fund and the Master Fund are less than or approximately equal to the expenses that the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Master Fund.

The Trust may withdraw the Fund's investment from the Master Fund at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund's shareholders to do so. The Fund may realize taxable income as the result of receiving a distribution of cash in connection with a withdrawal of its investment from the Master Fund. In addition, any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund. If securities are distributed, the Fund may incur brokerage, tax, or other charges in converting the securities to cash. The
Fund may also realize taxable income as the result of receiving an "in kind"
distribution in connection with any such withdrawal or as the result of contributing securities it receives from the Master Fund to another pooled investment entity. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment advisor to manage the Fund's assets in accordance with the investment policies described above with respect to the Master Fund. In the event the Trustees were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees would seek to determine the best course of action.

                                      -3-

                               INVESTMENT POLICIES

The following supplements the information concerning the Fund's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Master Fund, include the Fund, and references to the Fund include the Master Fund, unless in either case the context otherwise requires.

COMMON STOCK

The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims that could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

PREFERRED STOCK

The Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer.
Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index, or other formula. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have less price volatility than fixed-rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

WARRANTS

The Fund may invest in warrants. Warrants are securities that permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

CONCENTRATION

It is a fundamental policy of the Fund that it may not invest more than 25% of the total assets of the Fund in any one industry. If the Fund were to concentrate its investments in a single industry, the Fund would be more susceptible to any single economic, political, or regulatory occurrence than would be another investment company that was not so concentrated.

                                      -4-

SMALLER MARKET CAPITALIZATION COMPANIES

Investments in companies with smaller market capitalizations, including companies generally considered to be small-cap issuers and medium-sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources, and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger, more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger-capitalization companies. In addition, transaction costs in smaller-capitalization stocks may be higher than those of larger-capitalization companies.

DERIVATIVES

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund's income or gain.

The Fund may purchase and sell single stock, currency, or stock index futures contracts and enter into currency transactions; purchase and sell (or write)
exchange listed and over-the-counter ("OTC") put and call options on securities, currencies, futures contracts, indexes, and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the Fund's Submanager determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements
(collectively, these transactions are referred to as "Derivatives"). The Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps, and options on currencies.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a "commodity pool operator" with respect to the Fund under the Commodity
Exchange Act, and therefore are not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act. The use of certain
Derivatives in certain circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund's obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. See "Use of Segregated and Other Special Accounts" below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and to the extent the Submanager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See
"Risk Factors Associated with Derivatives" below. The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See "Effects of
Certain Investments and Transactions" below.

CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference between two or more currencies and operates similarly to an equity swap, which is described below under "Equity Swaps and Related Transactions." The Fund may enter into currency transactions only with counterparties that the Fund's Submanager deems to be creditworthy.

The Fund may enter into currency forward contracts when the Submanager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, the Fund may

                                      -5-

enter into a currency forward contract to sell, for a fixed amount of U.S.
dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors Associated with
Derivatives." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

FUTURES CONTRACTS. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission
(CFTC). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of the Fund's long futures and options positions (futures contracts on single stocks, stock indexes, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of
Segregated and Other Special Accounts."

SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indexes, generally called security futures contracts or
"SFCs." As

                                      -6-

with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indexes, and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the
Fund may purchase put and call options and write "covered" put and call options on securities, indexes, currencies, and other financial instruments. The Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option, (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option, (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written, or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment when a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, the Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues.
Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases, in purchasing a put option, the, Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a

                                      -7-

put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions.
The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special
Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency, or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument)
against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies, and financial instruments, generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an
OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the

                                      -8-

absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties, and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Submanager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the Submanager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund
(the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on
U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies, and futures contracts. All calls sold by the Fund must be
"covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes that may be developed in the future to the extent consistent with applicable law, the Fund's investment objective, and the restrictions set forth herein.

                                      -9-

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies, and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

          (A) OPTIONS ON STOCKS AND STOCK INDEXES. The Fund may purchase put and call options and write covered put and call options on stocks and stock indexes listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the
     Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500
     Index of Composite Stocks (the "S&P 500 Index"), the New York Stock
     Exchange ("NYSE") Composite Index, the American Stock Exchange ("AMEX")
     Market Value Index, the National Over-the-Counter Index, and other standard broadly based stock market indexes. Options are also traded in certain industry or market segment indexes such as the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     If the Submanager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Submanager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

          (B) OPTIONS ON CURRENCIES. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in "Currency Transactions."

          (C) OPTIONS ON FUTURES CONTRACTS. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

     The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting

                                      -10-

     futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

EXCHANGE-TRADED FUNDS. The Fund may purchase shares of exchange-traded funds
(ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, the Fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Investment Company Securities."

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an
ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1)
the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Domini applies its social and environmental standards to an ETF when determining if the ETF is eligible for investment by a Fund.

EQUITY SWAPS AND RELATED TRANSACTIONS. The Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors, and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by the
Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

The Fund may enter into equity swaps, caps, floors, and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board. If the Fund enters into an equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will only enter into equity swap, cap, floor, or

                                      -11-

collar transactions with counterparties the Submanager deems to be creditworthy.
The Submanager will monitor the creditworthiness of counterparties to its equity swap, cap, floor, and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Submanager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps, floors, and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the
Fund's obligations with respect to the caps, floors, or collars. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Submanager is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Submanager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Submanager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades
(including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other
Special Accounts" below.

There is no limit on the amount of equity swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Submanager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.
dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency

                                      -12-

value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Submanager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Submanager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity, and, to the extent the Submanager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the
Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the
Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the
Fund's ability to terminate the transactions at times when the Submanager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.
Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.
These forms of governmental actions can result in losses to the

                                      -13-

Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by the
Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated subcustodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high-grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other nonspeculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the
Fund's obligations or to segregate liquid high-grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments, or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options.
OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to

                                      -14-

purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated subcustodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors, and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives.
The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the
Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that the Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and
Exchange Commission ("SEC"), the Commodity Futures Trading Commission ("CFTC"),
and the federal income tax requirements applicable to regulated investment companies.

GENERAL (INVESTMENT TECHNIQUES AND POLICIES APPLYING TO EACH FUND AS SPECIFIED
BELOW)

INVESTMENT COMPANY SECURITIES

Securities of other investment companies may be acquired the Fund to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits generally require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the
Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the
Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other fees that a Fund bears directly in connection with its own operations. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called "hybrid" securities. Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate.
Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers. Convertible securities will at times be priced in the market like other fixed-income securities -- that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Convertible bonds tend to offer lower rates of interest

                                      -15-

than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's nonconvertible debt obligations or preferred stock. Call provisions on convertible bonds may allow the issuer to repay the debt before it matures. This may hurt the Fund's performance because it may have to reinvest the money repaid at a lower rate.

BORROWING

The Fund may borrow in certain limited circumstances. See "Investment
Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the
Fund's portfolio. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Manager and
Submanager. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund's shares.

ILLIQUID INVESTMENTS

The Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market.

RULE 144A SECURITIES

The Fund may invest in certain restricted securities ("Rule 144A securities")
for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933
Act"). Rule 144A provides an exemption from the registration requirements of the
1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Fund has no current intention to invest in these securities.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment advisor, provided that the board retains sufficient oversight.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Manager and the Submanager will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by the Fund to a broker-dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed upon price, date, and interest payment, and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under "Investment Restrictions" in this Statement of
Additional Information. The Fund may have an opportunity to earn a great rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as "leverage" and may exaggerate any interim increase or decrease in the value of the Fund's assets.
If the Fund enters into a reverse

                                      -16-

repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement.
The Fund will segregate such assets subject to the repurchase agreement. The
Fund cannot use these segregated assets to meet its current obligations. The
Fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements are considered to be a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities sold by the
Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller
(which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE or a subsidiary thereof) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the
Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay, although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

NON-U.S. INVESTMENTS

The Fund may invest in obligations of foreign issuers. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

The Fund also may hold securities of non-U.S. issuers in the form of American
Depository Receipts ("ADRs"). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund's investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depository receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depository receipt to issue and secure such depository receipt. To the extent the Fund invests in such unsponsored depository receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depository receipt. In addition, certain benefits (i.e., rights offerings) that may be associated with the security underlying the depository receipt may not inure to the benefit of the holder of such depository receipt.

LOANS OF SECURITIES

Consistent with applicable regulatory policies, including those of the Board of
Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents,

                                      -17-

which is marked to market daily to ensure that each loan is fully collateralized, at all times, (b) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the
Fund will receive any interest or dividends paid on the securities loaned, and
(d) the aggregate market value of securities loaned will not at any time exceed
30% of the total assets of the Fund.

The Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

In connection with lending securities, the Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the applicable Fund, Domini, or the applicable Submanager.

OPTIONS ON SECURITIES AND INDEXES

The Fund may enter into certain options transactions for the purpose of hedging against possible increases in the value of securities that are expected to be purchased by the Fund or possible declines in the value of securities that are expected to be sold by the Fund. The Fund may also enter into options transactions as described above.

The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Fund would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the
Fund's ability effectively to hedge its portfolio.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments, and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Transactions by the Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of
Domini or the Submanager. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

                                      -18-

SHORT SALES

Short sales of securities are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security.
To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to replay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the
Fund's custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest, or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Although it has no current intention to do so, the Fund may enter into a short sale if it is "against the box." If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

CASH RESERVES

The Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The Fund does not currently intend to invest in direct obligations of the United States government.
Short-term debt instruments purchased by the Fund will be rated at least P-1 by
Moody's or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Board of Trustees.

----------

The approval of the shareholders of the Fund and, as applicable, the investors in the Master Fund, is not required to change the investment objective or any of the investment policies discussed above (other than the policy regarding concentration by the Fund and the Master Fund), including those concerning security transactions.

The annual portfolio turnover rates of the Equity Trust for the fiscal years ended July 31, 2004, 2005, 2006 were 8%, 9% and 12%, respectively. The annual portfolio rate for the Equity Trust is expected to be within a range of 70% -
110% for the fiscal year ended July 31, 2006. The Manager and Submanager expect the portfolio turnover rate to increase as a result of the change to an active investment strategy for the Equity Trust.

                              PROXY VOTING POLICIES

The Fund has adopted proxy voting policies and procedures to ensure that all proxies for securities held by that Fund are cast in the best interests of the
Fund's shareholders. Because the Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, the Fund votes proxies after considering its shareholders' financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential

                                      -19-

conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Fund to Domini. More details about the Domini Fund's proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix A.

All proxy votes cast for the Fund are posted to Domini's website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC's website at www.sec.gov.

                         PORTFOLIO HOLDINGS INFORMATION

The Fund has implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.
These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees and are subject to periodic review by the Board of
Trustees.

Disclosure of the Fund's portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31,
April 30, July 31, and October 31) in the Annual Report and Semi-Annual Report
to Fund shareholders and in the Quarterly Report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at
www.sec.gov.

In addition, Domini's website (www.domini.com) contains information about the
Fund's complete portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31).
This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.

During the first calendar quarter of a Fund's operations and for 30 days thereafter, Domini's website (www.domini.com) may also contain portfolio holdings information with respect to the Fund as of 5 business days after the commencement of operations of the Fund, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.

From time to time rating and ranking organizations such as, Standard & Poor's, may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, or, during a Fund's first calendar quarter of operations, as of 5 business days after the commencement of operations of the Fund, or any later date during such calendar quarter with a lag of at least 7 business days, as described above.

                                      -20-

In addition, the Fund's Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Fund's portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that
(1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than seven business days after the end of the calendar quarter (or, during a Fund's first calendar quarter of operations, the recipient will receive this information as of 5 business days after the commencement of operations of the Fund, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days).. In approving a request for an exception, the Chief Compliance Officer will consider a recipient's need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved. Currently, the Fund has obtained confidentiality agreements and have arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart & Ross, Inc.;
Cambridge Associates LLC; Jeffrey Slocum & Associates, Inc.; Marquette
Associates, Inc.; Mercer Inc.; New England Pension Consultants; R.V. Kuhns &
Associates, Inc.; and Standard and Poor's. The Board of Trustees receives periodic reports regarding the entities that receive disclosure regarding the
Fund's portfolio holdings as described in this paragraph.

In addition, the service providers of the Master Fund and the Fund, such as the
Submanager, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Master Fund and the Fund, as applicable. The Submanager also provide information regarding the Master
Fund's portfolio holdings to certain of its service providers in connection with the services provided to the Submanager by such service providers (such as performance attribution analysis, portfolio management systems, and clearing).
As of the date of this Statement of Additional Information, the Submanager's service providers who receive portfolio holdings information include Brown
Brothers Harriman & Co., FactSet Research Systems, Inc., Investment Technology
Group and Automatic Data Processing (formerly IRRC).

In no event shall Domini, Domini's affiliates or employees, the Submanager, the
Submanager's affiliates or employees, or the Master Fund or Fund receive any direct or indirect compensation in connection with the disclosure of information about the Master Fund's or the Fund's portfolio holdings.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Each of the Master Fund and the Fund has adopted the following policies, which may not be changed without approval by holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended, the "1940 Act") of the Master Fund or the Fund, respectively, which as used in this Statement of Additional Information means the vote of the lesser of
(i) 67% or more of the outstanding "voting securities" of the Master Fund or
Fund present at a meeting, if the holders of more than 50% of the outstanding
"voting securities" of the Master Fund or Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the
Master Fund or Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

Except as described below, whenever the Trust is requested to vote on a change in the investment restrictions of the Master Fund, the Trust will hold a meeting of the shareholders of the Fund and will cast its vote proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of shareholders of the Fund with respect to (a) any proposal

                                      -21-

relating to the Master Fund, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Master Fund that is identical in all material respects to a proposal that has previously been approved by the shareholders of the fund. Any proposal submitted to investors in the Master Fund, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the
Trustees of the Trust.

Neither the Master Fund nor the Fund may do the following:

     (1) Borrow money if such borrowing is specifically prohibited by the 1940
Act or the rules and regulations promulgated thereunder.

     (2) Make loans to other persons if such loans are prohibited by the 1940
Act or the rules and regulations promulgated thereunder.

     (3) Invest more than 25% of its assets in any one industry except that (a)
all or any portion of the assets of the Master Fund or the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940
Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Master Fund or the Fund is to match the performance of an index and the stocks in a single industry compose more than 25% of such index, the Master Fund or the Fund, as applicable, may invest more than 25% of its assets in that industry.

     (4) Purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (each of the Master Fund and the Fund reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Master Fund or the Fund, as applicable).

     (5) Purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Master Fund or the Fund from purchasing or selling futures contracts or options thereon).

     (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Master Fund or the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as either the Master Fund or the Fund may technically be deemed an underwriter under the 1933 Act, in selling a security.

     (7) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

In addition, as a matter of fundamental policy, each of the Master Fund and the
Fund will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d) any combination of the foregoing.

NONFUNDAMENTAL RESTRICTIONS

The following policies are not fundamental and may be changed with respect to the Fund by the Fund without approval of the Fund's shareholders or with respect to the Master Fund by the Master Fund without the approval

                                      -22-

of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

Neither the Master Fund nor the Fund will as a matter of operating policy do the following:

     (1) Purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Master Fund's or the Fund's, as applicable, total assets at the time of such purchase.

     (2) Invest more than 15% of the net assets of the Fund or the Master Fund, as applicable, in illiquid securities, except that each of the Fund and the
Master Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

     (3) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the
Master Fund's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) each of the Master Fund and the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

     (4) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Master Fund or the Fund, as applicable, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each of the Master Fund and the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

As a nonfundamental policy, the FUND will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments with similar economic characteristics.
Shareholders in the Domini Institutional Social Equity Fund will be provided with at least 60 days' prior notice of any change in the nonfundamental policy set forth in this paragraph.

In addition, as a nonfundamental policy, the MASTER FUND will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments with similar economic characteristics. The Master Fund will provide its investors, including the
Domini Institutional Social Equity Fund, with at least 60 days' prior notice of any change in the nonfundamental policy set forth in this paragraph.

PERCENTAGE AND RATING RESTRICTIONS

If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Master Fund or the Fund to the net asset value of the Master Fund or the Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Master Fund or the Fund as the case may be, will take the corrective action required by Section 18(f).

                                      -23-

                      3. DETERMINATION OF NET ASSET VALUE;
                  VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL
                          PURCHASE AND SALE INFORMATION

The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). As of the date of this
Statement of Additional Information, the NYSE is open for trading every weekday except in an emergency and the following holidays: New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Master Fund and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder
Manual" in the Prospectus.

The value of the Master Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the
Master Fund is equal to the Fund's pro rata share of the total investment of the
Fund and of other investors in the Master Fund less the Fund's pro rata share of the Master Fund's liabilities.

Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security.
Securities listed on the NASDAQ National Market System are valued using the
NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Master Fund's Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of
Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Bonds and other fixed-income securities (other than short-term obligations) are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Master Fund or the Fund, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Short-term obligations with remaining maturities of less than 60 days are valued at amortized cost, which constitutes fair value as determined by the Board of
Trustees. Amortized cost involves valuing an instrument at its original cost to the Master Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity)

                                      -24-

and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

All other securities and other assets of the Master Fund or the Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the
Board of Trustees. The frequency with which the Master Fund's and the Fund's investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Fund or the Fund, as applicable, invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to the following: (i) an unlisted security related to corporate actions,
(ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933), (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange,
(iv) a security that is thinly traded, (v) a security in default or bankruptcy proceedings for which there is no current market quotation, (vi) a security affected by extreme market conditions, (vii) a security affected by currency controls or restrictions, and (viii) a security affected by a significant event
(i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Fund's or Fund's, as applicable, net asset value is computed and that may materially affect the value of the Master Fund's or the Fund's, as applicable, investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that the
Master Fund would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing the Master Fund's and the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market prices or what the Fund would receive upon the sale of such security. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the
Master Fund's or the Fund's investments and the reflection of that change in the
Master Fund's or the Fund's net asset value.

Shares may be purchased directly from the Distributor.

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order. Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                                      -25-

                  4. MANAGEMENT OF THE FUND AND THE MASTER FUND

The management and affairs of the Trust and the Fund are supervised by the
Trust's Board of Trustees under the laws of the Commonwealth of Massachusetts.
The management and affairs of the Master Fund are supervised by the Board of
Trustees of Domini Social Trust (the "Master Trust") under the laws of the State of New York.

The Trustees and officers of the Trust and the Master Trust, their ages, their principal occupations during the past five years, the number of investment companies in the Domini family of funds that the Trustees oversee, and other directorships held, are set forth below. Their titles may have varied during that period. Each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Master Trust. Each Trustee and
officer of the Trust or Master Trust noted as an "interested person" is interested by virtue of his or her position with Domini as described in the table below. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, New York 10012.

                                      -26-

             TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST

                        POSITION(S) HELD
                       WITH THE TRUST AND                                           NUMBER OF FUNDS AND
                        THE MASTER TRUST                                           PORTFOLIOS IN DOMINI
                       AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING            FAMILY OF FUNDS     OTHER DIRECTORSHIPS
    NAME AND AGE             SERVED                  PAST 5 YEARS                   OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
--------------------   ------------------   ------------------------------------   --------------------   -------------------

INTERESTED TRUSTEE
AND OFFICER:

Amy L. Domini*         Chair, Trustee,      CEO (since 2002), President                     14                    None
Age: 56                and President of     (2002-2005), and Manager (since
                       the Trust since      1997), Domini Social Investments
                       2004                 LLC; Manager, DSIL Investment
                                            Services LLC (since 1998); Manager,
                       Chair, Trustee,      Domini Holdings LLC (holding
                       and President of     company) (since 2002); Director,
                       the Master Trust     Tom's of Maine, Inc. (natural care
                       since 1990           products) (2004); Board Member,
                                            Progressive Government Institute
                                            (nonprofit education on executive
                                            branch of the federal government)
                                            (since 2003); Board Member,
                                            Financial Markets Center (nonprofit
                                            financial markets research and
                                            education resources provider)
                                            (2002-2004); Trustee, New England
                                            Quarterly (periodical) (since 1998);
                                            Trustee, Episcopal Church Pension
                                            Fund (since 1994); CEO, Secretary,
                                            and Treasurer, KLD Research &
                                            Analytics, Inc. (social research
                                            provider) (1990-2000); Private
                                            Trustee, Loring, Wolcott & Coolidge
                                            Office (fiduciary) (since 1987).

INDEPENDENT
TRUSTEES:

Julia Elizabeth        Trustee of the       Director and President, Alpha Global            14                    None
Harris                 Trust since 2004     Solutions, LLC (agribusiness) (since
Age: 58                                     2004); Trustee, Fiduciary Trust
                                            Company (financial institution)
                       Trustee of the       (2001-2005); Vice President, UNC
                       Master Trust         Partners, Inc. (financial
                       since 1999           management) (since 1990).

                                     -27-

                        POSITION(S) HELD
                       WITH THE TRUST AND                                           NUMBER OF FUNDS AND
                        THE MASTER TRUST                                           PORTFOLIOS IN DOMINI
                       AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING            FAMILY OF FUNDS     OTHER DIRECTORSHIPS
    NAME AND AGE             SERVED                  PAST 5 YEARS                   OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
--------------------   ------------------   ------------------------------------   --------------------   -------------------

Kirsten S. Moy         Trustee of the       Board Member, Community Reinvestment            14                    None
Age: 59                Trust since 2004     Fund (since 2003); Director,
                                            Economic Opportunities Program, The
                                            Aspen Institute (research and
                       Trustee of the       education) (since 2001); Director,
                       Master Trust since   NCB Development Corp. (since 2006);
                       1999                 Consultant on Social Investments,
                                            Equitable Life/AXA (1998-2001);
                                            Project Director, Community
                                            Development Innovation and
                                            Infrastructure Initiative (research)
                                            (1998-2001).

William C. Osborn      Trustee of the       Manager, Massachusetts Green Energy             14                    None
Age: 62                Trust since 2004     Fund Management 1, LLC (venture
                                            capital) (since 2004); Manager,
                                            Commons Capital Management LLC
                       Trustee of the       (venture capital) (since 2000);
                       Master Trust since   Special Partner/Consultant, Arete
                       1997                 Corporation (venture capital) (since
                                            1999); Director, World Power
                                            Technologies, Inc. (power equipment
                                            production) (1999-2004); Director,
                                            Investors' Circle (socially
                                            responsible investor network)
                                            (1999-2004).

Karen Paul             Trustee of the       Professor of Management and                     14                    None
Age: 62                Trust since 2004     International Business, Florida
                                            International University (since
                       Trustee of the       1990); Visiting Professor, Escuela
                       Master Trust since   Graduado Administracion Direccion
                       1997                 Empresas, Instituto Tecnologico y de
                                            Estudios Superiores de Monterrey
                                            (2004); Professor, Catholic
                                            University of Bolivia (2003);
                                            Fulbright Fellow, U.S. Department of
                                            State (2003).

Gregory A. Ratliff     Trustee of the       Community Investment Consultant                 14                    None
Age: 46                Trust since 2004     (self-employment) (since 2002);
                                            Senior Fellow,

                                      -28-

                        POSITION(S) HELD
                       WITH THE TRUST AND                                           NUMBER OF FUNDS AND
                        THE MASTER TRUST                                           PORTFOLIOS IN DOMINI
                       AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING            FAMILY OF FUNDS     OTHER DIRECTORSHIPS
    NAME AND AGE             SERVED                  PAST 5 YEARS                   OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
--------------------   ------------------   ------------------------------------   --------------------   -------------------

                       Trustee of the       The Aspen Institute (research and
                       Master Trust since   education) (2002); Director,
                       1999                 Economic Opportunity, John D. and
                                            Catherine T. MacArthur Foundation
                                            (private philanthropy) (1997-2002).

John L. Shields        Trustee of the       CEO, Open Investing, Inc.                       14                    None
Age: 53                Trust and the        (investment adviser) (since 2006);
                       Master Trust since   CEO, Harris Insight Funds Trust
                       2004                 (mutual funds) (2005-2006); Managing
                                            Director, Navigant Consulting, Inc.
                                            (management consulting firm)
                                            (2004-2006); Advisory Board Member,
                                            Vestmark, Inc. (software company)
                                            (since 2003); Managing Principal,
                                            Shields Smith & Webber LLC
                                            (management consulting firm)
                                            (2002-2004); President and CEO,
                                            Citizens Advisers, Inc. (1998-2002);
                                            President and CEO, Citizens
                                            Securities, Inc. (1998-2002);
                                            President and Trustee, Citizens
                                            Funds (1998-2002).

                                      -29-

                        POSITION(S) HELD
                       WITH THE TRUST AND                                           NUMBER OF FUNDS AND
                        THE MASTER TRUST                                           PORTFOLIOS IN DOMINI
                       AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING            FAMILY OF FUNDS     OTHER DIRECTORSHIPS
    NAME AND AGE             SERVED                  PAST 5 YEARS                   OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
--------------------   ------------------   ------------------------------------   --------------------   -------------------

OFFICERS:

Megan L. Dunphy*       Secretary of the     Mutual Fund Counsel, Domini Social              N/A                   N/A
Age: 37                Trust and the        Investments LLC (since 2005);
                       Master Trust since   Secretary, Domini Funds (since
                       2005                 2005); Counsel, ING (formerly Aetna
                                            Financial Services) (financial
                                            services) (1999-2004).

Adam M. Kanzer*        Chief Legal          General Counsel and Director of                 N/A                   N/A
Age: 40                Officer of the       Shareholder Advocacy (since 1998)
                       Trust since 2004     and Chief Compliance Officer (April
                                            2005-May 2005), Domini Social
                       Chief Legal          Investments LLC; Chief Legal Officer
                       Officer of the       (since 2003) and Chief Compliance
                       Master Trust since   Officer (April 2005-July 2005),
                       2003                 Domini Funds.

Carole M. Laible*      Treasurer of the     President (since July 2005), Chief              N/A                   N/A
Age: 43                Trust since 2004     Operating Officer (since 2002) and
                                            Financial/ Compliance Officer
                       Treasurer of the     (1997-2003), Domini Social
                       Master Trust since   Investments LLC; President and CEO
                       1997                 (since 2002), Chief Compliance
                                            Officer (since 2001), Chief
                                            Financial Officer, Secretary, and
                                            Treasurer (since 1998), DSIL
                                            Investment Services LLC; Treasurer,
                                            Domini Funds (since 1997).

Steven D. Lydenberg*   Vice President of    Chief Investment Officer (since                 N/A                   N/A
Age: 61                the Trust since      2003) and Member (since 1997),
                       2004                 Domini Social Investments LLC;
                                            Director (1990-2003) and Director of
                       Vice President of    Research (1990-2001), KLD Research &
                       the Master Trust     Analytics, Inc. (social research
                       since 1990           provider); Vice President, Domini
                                            Funds (since 1990).

Maurizio Tallini*      Chief Compliance     Chief Compliance Officer, Domini                N/A                   N/A
Age: 33                Officer of the       Social Investments LLC (since May
                       Trust and the        2005); Chief Compliance Officer,
                       Master Trust since   Domini Funds (since July 2005);
                       July 2005            Venture Capital Controller,

                                      -30-

                        POSITION(S) HELD
                       WITH THE TRUST AND                                           NUMBER OF FUNDS AND
                        THE MASTER TRUST                                           PORTFOLIOS IN DOMINI
                       AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING            FAMILY OF FUNDS     OTHER DIRECTORSHIPS
    NAME AND AGE             SERVED                  PAST 5 YEARS                   OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
--------------------   ------------------   ------------------------------------   --------------------   -------------------

                                            Rho Capital Partners (venture
                                            capital) (2001-2005); Manager,
                                            Pricewaterhouse-Coopers LLP
                                            (independent registered public
                                            accounting firm) (1995-2001).

(1)  This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

                                   COMMITTEES

The Board of Trustees of the Trust has a standing Audit Committee composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees"). The Audit Committee met
three times during the Fund's last fiscal year to review the internal and external accounting procedures of the Fund and, among other things, to elect a chair of the Audit Committee, to consider the selection of the independent registered public accountant for the Fund, to approve all significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence.

The Board of Trustees also has a standing Nominating Committee. All of the
Independent Trustees are members of the Nominating Committee. The Nominating
Committee did not meet during the Fund's last fiscal year. The Nominating
Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 536 Broadway, 7th Floor, New York, New York 10012.

              OWNERSHIP OF SHARES IN THE FUND AND IN OTHER ENTITIES

Because only certain categories of institutions and high net worth individuals may own shares of the Fund, no Trustee owns any shares of the Fund. The following table shows the amount of equity securities owned by the Trustees in the Domini Social Equity Fund (a fund that also invests all of its assets in the
Master Fund) and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2005:

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF EQUITY    SECURITIES IN ALL INVESTMENT COMPANIES
                                SECURITIES IN THE DOMINI   OVERSEEN BY THE TRUSTEE IN THE DOMINI
       NAME OF TRUSTEE            SOCIAL EQUITY FUND                  FAMILY OF FUNDS
-----------------------------   ------------------------   --------------------------------------

INTERESTED TRUSTEE:
Amy L. Domini                   Over $100,000              Over $100,000
INDEPENDENT TRUSTEES:
Julia Elizabeth Harris          $1-$10,000                 $1-$10,000
Kirsten S. Moy                  $10,001-$50,000            $10,001-$50,000
William C. Osborn               Over $100,000              Over $100,000
Karen Paul                      $50,001-$100,000           $50,001-$100,000
Gregory A. Ratliff              $10,001-$50,000            $10,001-$50,000

                                      -31-

John L. Shields                 $10,001-$50,000           $10,001-$50,000
Frederick C. Williamson, Sr.*   $50,001-$100,000           $50,001-$100,000

*    Mr. Williamson resigned as a Trustee of the Fund effective May 1, 2006. He now serves as a Trustee Emeritus.

                     COMPENSATION AND INDEMNITY OF TRUSTEES

Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2006, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

Each of the Independent Trustees receives an annual retainer for serving as a
Trustee of the Trust, the Master Trust, the Domini Advisor Trust, and the Domini
Social Investment Trust of $10,000, and in addition, receives $1,500 for attendance at each joint meeting of the Boards of the Trust, the Master Trust, the Domini Advisor Trust and the Domini Social Investment Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone).
In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

                                                                                          TOTAL COMPENSATION
                                                                                          FROM THE TRUST, THE
                                                                                           MASTER TRUST, THE
                                                      PENSION OR                         DOMINI ADVISOR TRUST
                                                      RETIREMENT                         AND THE DOMINI SOCIAL
                                   AGGREGATE       BENEFITS ACCRUED   ESTIMATED ANNUAL   INVESTMENT TRUST PAID
                               COMPENSATION FROM    AS PART OF FUND    BENEFITS UPON              TO
       NAME OF TRUSTEE           THE TRUST(1)          EXPENSES          RETIREMENT           TRUSTEE(2)
----------------------------   -----------------   ----------------   ----------------   ---------------------

INTERESTED TRUSTEE:
Amy L. Domini                         None               None               None                  None
INDEPENDENT TRUSTEES:
Julia Elizabeth Harris                $1243               None               None                $16,625
Kirsten S. Moy                        $1243               None               None                $16,625
William C. Osborn                     $1243               None               None                $16,625
Karen Paul                            $1177               None               None                $15,750
Gregory A. Ratliff                    $1243               None               None                $16,625
John L. Shields(2)                    $1243               None               None                $16,625
Frederick C. Williamson, Sr.           $940               None               None                $12,833

(1)  As of July 31, 2006, there were eight funds in the Domini family of funds.

(2)  Mr. Williamson resigned as Trustee effective May 1, 2006. He now serves as a Trustee Emeritus.

The Trustees who are not "interested persons" (the "Independent Trustees") of the Trust as defined by the 1940 Act are the same as the Independent Trustees of the Master Fund. Any conflict of interest between the Trust and the Master Trust will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties")
against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or Fund shareholders, it is finally adjudicated that the
Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence,
or

                                      -32-

reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified
Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Independent Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

As of October 31, 2006, all Trustees and officers of the Trust and the Master
Fund as a group owned less than 1% of the Fund's outstanding shares. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: WEA Tax Sheltered Annuity Trust, Attn: Dar
Hansen, 45 Nob Hill Road, Madison, WI 53713-2195 (2,332,505.938 shares, 18.19%);
ING National Trust, DTD 12/14/2000, 151 Farmington Avenue TN 41, Hartford, CT
06156 (1,163,227.699 shares, 9.07%); Charles Schwab & Co., Attn: Mutual Funds,
101 Montgomery Street, San Francisco, CA 94104-4122 (1,125,288.341 shares,
8.78%); State of Indiana Deferred Comp and Matching Plans, c/o Great West , 8515
E Orchard Rd 2T2, Greenwood Village, CO 80111 (1,003,016.307 shares, 7.82%);
Jessie Smith Noyes Foundation, Inc., c/o McGrath, Doyle, & Phair, 150 Broadway,
Room 1915, New York, NY 10038-4401 (928,156.515 shares, 7.24%); Compton
Foundation Inc., 535 Middlefield Road, Suite 160, Menlo Park, CA 94025-3400
(788,042.060 shares, 6.15%); Ancilla Systems Incorporated, 1000 S. Lake Park
Avenue, Hobart, IN 46342-5958 (671,110.739 shares, 5.23%); and G. James Roush
Trust U/A DTD 09/03/1986, P.O. Box 3123, Bellevue, WA 98009-3123 (655,840.080
shares, 5.12%). The Trust has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund.

                                     MANAGER

Domini is a Massachusetts limited liability company with offices at 536
Broadway, 7th Floor, New York, NY 10012, and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers
Act"). The names of the members of Domini and their relationship to the Trust and to the Master Trust, if any, are as follows: Amy L. Domini, Chair of the
Board and President of the Trust and the Master Trust and the Manager and Chief
Executive Officer of Domini; Steven D. Lydenberg, Vice President of the Trust
and the Master Trust and Chief Investment Officer of Domini; James E. Brooks;
Jotham C. Kinder; John G. Kinder; Dal LaMagna; Domini Holdings LLC; and
Committed Capital, LLC.

Domini manages the assets of the Master Fund and provides certain administrative services to the Master Fund, to a written Management Agreement. The services provided by the Manager include furnishing an investment program for the Master
Fund. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the Master Fund is held uninvested. Domini will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (a)
maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Master Fund and for performing administrative and management functions, (b) supervising the overall administration of the Master Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Master Fund's transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents, (c) overseeing (with the advice of the Master Fund's counsel) the preparation of and, if applicable, the filing of all documents required for compliance by the Master Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, Semi-Annual, and Annual Reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e)
arranging for maintenance of the books and records of the Master Fund, (f)
maintaining telephone coverage to respond to investor and shareholder inquiries;
and (g) answering questions from the general public, the media, and investors in the Master Fund and shareholders of the Fund regarding the securities holdings of the Master Fund, limits on investment, and the Master Fund's and the Fund's proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of Trustees of the Master Trust and the Trust
to serve as officers of the Master Trust and the Trust, as applicable. Such officers, as well as certain other employees and Trustees of the Master Trust and the Trust, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

Unless otherwise terminated, the Management Agreement will continue in effect if such continuance is specifically approved by August 15, 2008, and at least annually thereafter by the Board of Trustees or by a majority of the outstanding voting securities of the Master Fund at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Master
Fund being in proportion to the amount

                                      -33-

of its investment), and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

The Management Agreement provides that Domini may render services to others.
Domini may employ, at its own expense, or may request that the Master Fund, employ (subject to the requirements of the 1940 Act) one or more subadvisors or submanagers, subject to Domini's supervision. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days'
written notice by the Master Fund when authorized either by majority vote of the outstanding voting securities of the Master Fund (with the vote of each investor in each Master Fund being in proportion to the amount of its investment), or by a majority vote of the outstanding voting securities of the Fund, or by a vote of a majority of the Board of Trustees of the Master Trust or the Trust, as
applicable, or by Domini, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master Fund, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under such
Management Agreement.

Under the Management Agreement between the Master Fund and Domini, Domini's fee for advisory services to the Master Fund is 0.30% of the first $2 billion of net assets managed, 0.29% of the next $1 billion of net assets managed and 0.28% of net assets managed in excess of $3 billion. Domini also provides administrative services to the Master Fund under the Management Agreement.

Prior to November 30, 2006, Domini's fee for advisory services to the Master
Fund under a prior investment management agreement with Domini was 0.20% of first $2 billion of net assets managed, 0.19% of the next $500 million of net assets managed and 0.18% of net assets managed in excess of $2.5 billion.

For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004 the
Master Fund incurred approximately $3,024,139, $3,165,651 and $2,951,753, respectively, in management fees pursuant to the prior management agreement with
Domini

                                   SUBMANAGER

Wellington Management Company, LLP ("Wellington Management") manages the assets of the Master Fund pursuant to an investment submanagement agreement with Domini
(the "Submanagement Agreement"). Wellington Management furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Master Fund's investments and effecting securities transactions for the Master Fund. The Submanagement Agreement with Wellington Management will continue in effect if such continuance is specifically approved by August 15,
2008 and at least annually thereafter by the Board of Trustees or by a majority vote of the outstanding voting securities of the Master Fund at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington
Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of July
31, 2006, Wellington Management had investment management authority with

                                      -34-

respect to approximately $544 billion in assets. Wellington Management is owned by its 94 active partners, all of whom are active in the firm.

The following information regarding each investment professional's compensation, other accounts, and ownership of Fund shares has been provided by Wellington
Management.

Mr. Mammen Chally, CFA, has been the portfolio manager primarily responsible for the day-to-day management of the MASTER FUND since 2006. Mr. Chally joined
Wellington Management as an portfolio manager in 1994. In addition to his responsibilities regarding the Master Fund, as of July 31, 2006, Mr. Chally has
day-to-day management responsibilities for the assets of: (i) three other registered investment companies with approximately $2,433,700 in assets under management, (ii) eight other pooled investment vehicles with approximately
$833,300 in assets under management, and (iii) thirty other accounts with a total of approximately $11,846,900 in assets under management. Three of these funds or accounts (with $6,423,500 in aggregate assets) pay performance-based fees to Wellington Management.

CONFLICTS OF INTEREST BETWEEN THE MASTER FUND AND OTHER ACCOUNTS SUBADVISED BY
WELLINGTON MANAGEMENT

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, and foundations), bank common trust accounts, and hedge funds. The Wellington Management investment professionals listed above who are primarily responsible for the day-to-day management of the Master Fund (the
"Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Master Fund. The Investment Professionals make investment decisions for each portfolio, including the Master Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that portfolio. Consequently, the Investment
Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at
Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Master Fund, or make investment decisions that are similar to those made for the Master Fund, both of which have the potential to adversely impact the
Master Fund depending on market conditions. For example, an Investment
Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by Domini to Wellington Management with respect to the Master Fund. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment
Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of
Wellington Management's Investment Professionals. Although Wellington Management
does not track the time an Investment Professional

                                      -35-

spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT INVESTMENT PROFESSIONALS

Domini pays Wellington Management fees based on the assets under management of the Master Fund as set forth in the Submanagement Agreement between Wellington
Management and Domini with respect to the Master Fund. Wellington Management pays its Investment Professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Master Fund. The following information relates to the fiscal year ended July 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber Investment Professionals necessary to deliver high-quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional is determined by the Investment Professional's experience and performance in her role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment
Professional's business manager, using guidelines established by Wellington
Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. The Investment Professionals are eligible to receive incentive payments based on the revenues earned by
Wellington Management from the Master Fund and generally each other portfolio managed by the Investment Professionals. The Investment Professionals' incentive payments relating to the Master Fund will be linked to the gross pre-tax performance of the Master Fund compared to the Master Fund's benchmark index
(for the Master Fund, the S&P 500 Index) as modified by the application of
Domini's social and environmental standards over one- and three-year periods, with an emphasis on three-year results once the Master Fund has been submanaged by Wellington Management for three years or longer. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees.
Portfolio-based incentives across all portfolios managed by an Investment
Professional can, and typically do, represent a significant portion of an
Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.

As of July 31, 2006, Mr. Chally did not own any equity securities of the Fund.

The Submanagement Agreement provides that the submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Master Fund when authorized either by majority vote of the outstanding voting securities in the
Master Fund (with the vote of each being in proportion to the amount of their investment), or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the
Submanager on not less than 90 days' written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. The
Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the
Submanagement Agreement.

Under the Submanagement Agreement, Domini pays Wellington Management an annual investment submanagement fee equal to:

                                      -36-

             0.30% of the first $250 million of net assets managed;
            0.25% of the next $750 million of net assets managed; and
              0.225% of net assets managed in excess of $1 billion.

Wellington Management became the submanager of the Master Fund effective
November 30, 2006.

Prior to November 30, 2006, SSgA Funds Management, Inc. ("SSgA") served as the
Master Fund's investment submanager. Under an investment submanagement agreement with SSgA, Domini paid an investment submanagement fee equal to the greater of
$300,000 or the fee based on the following schedule:

             0.02% of the first $1 billion of net assets managed;
             0.01% of the next $1 billion of net assets managed; and
             0.0075% of net assets managed in excess of $2 billion.

For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the
Master Fund paid a total of $300,000,$300,000, and $300,207 to SSgA for submanagement services.

                                     SPONSOR

Pursuant to a Sponsorship Agreement, Domini provides the Fund with oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders;
maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in the Fund regarding the securities holdings of the Master Fund, limits on investment, and the Fund's proxy voting philosophy and shareholder activism philosophy; and
arranging for the maintenance of books and records of the Fund. The Sponsor provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and
Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates. Under the Sponsorship Agreement between Domini and the Trust on behalf of the Fund, Domini's fee for administrative and sponsorship services with respect to the Fund is 0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion. Currently, Domini is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund
(including the Fund's share of the Master Fund's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.65% of the average daily net assets of the Fund.

Prior to November 30, 2006, Domini's fee for administrative and sponsorship services with respect to the Fund was 0.25% of the average daily net assets of the Fund. Prior to November 30, 2006, Domini reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Master Fund's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.40% of the average daily net assets of the Fund.

For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the
Fund paid 358,769, $267,126 and $154,153, respectively, in sponsorship fees.

                                      -37-

The Sponsorship Agreement provides that Domini may render administrative services to others. The Sponsorship Agreement also provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of the
Fund or the performance of its or their duties under the Sponsorship Agreement, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship Agreement.

                                   DISTRIBUTOR

The Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor receives no additional compensation for its services under the Distribution Agreement.
The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

               TRANSFER AGENT, CUSTODIAN AND SERVICE ORGANIZATIONS

The Trust has entered into a Transfer Agency Agreement with PFPC Inc., 4400
Computer Drive, Westborough, MA 01581, pursuant to which PFPC acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

The Trust has entered into a Custodian Agreement with Investors Bank & Trust
Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, pursuant to which IBT acts as custodian for the Fund. The Master Fund has entered into a Transfer
Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the
Master Fund. The Master Fund also has entered into a Custodian Agreement with
IBT pursuant to which IBT acts as custodian for the Master Fund. The Custodian's responsibilities include safeguarding and controlling the Master Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Master Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Master Fund and the daily net asset value of shares of the Fund. Securities held by the Master Fund may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Master Fund or decide which securities the Master Fund will buy or sell. The Master Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

The Fund, the distributor and/or its affiliates, may from time to time enter into agreements with various banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations (collectively, Service
Organizations) to provide shareholder servicing for the Fund, such as responding to customer inquiries and providing information on their investments.
The Fund, its distributor and/or its affiliates may pay fees to Service
Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of the
Fund owned by shareholders with whom the Service Organization has a servicing relationship.

In addition, the Fund, the Funds distributor and/or its affiliates, may from time to time enter into agreements with Service Organizations to provide subtransfer agency, subaccounting or administrative services for the Fund, such as providing omnibus account or transaction processing services and maintaining shareholder accounts and transaction records. Because omnibus trading offers economies for the Fund, the Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. These fees may be based upon the, number or value of client positions, the levels of service provided or be a flat fee per year per client. Not all intermediaries receive such additional compensation and the amount of compensation varies.

                                    EXPENSES

The Fund and the Master Fund each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Master Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Master Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of the Fund or the Master Fund;
insurance premiums; and expenses of calculating the net asset value of the
Master Fund and of shares of the Fund.

The Fund will also pay all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings;
and expenses relating

                                      -38-

to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

The Master Fund will also pay the expenses connected with the execution, recording, and settlement of security transactions and the investment management fees payable to Domini. The Master Fund will also pay the fees and expenses of the Master Fund's custodian for all services to the Master Fund, including safekeeping of funds and securities and maintaining required books and accounts;
expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

                                 CODES OF ETHICS

The Master Fund, the Fund, Domini, DSILD, and Wellington Management have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the
Master Fund or the Fund. The Codes of Ethics can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.
The Codes of Ethics are available on the EDGAR database on the SEC's Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, DC 20549-0102.

                5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, is the independent registered public accounting firm for the Fund and for the Master Fund, providing audit services, tax return preparation, and reviews with respect to the preparation of filings with the SEC.

                                   6. TAXATION

                    TAXATION OF THE FUND AND THE MASTER FUND

FEDERAL TAXES

The Fund is treated as a separate entity for federal tax purposes under the
Internal Revenue Code of 1986, as amended (the "Code").

The Fund has elected to be treated and intends to qualify as a "regulated investment company" under Subchapter M of the Code. Domini plans to maintain this election in effect for the Fund. As a regulated investment company, the
Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

It is anticipated that the Master Fund will be treated as a partnership for federal income tax purposes. As such, the Master Fund is not subject to federal income taxation. Instead, the Fund must take into account its share of the
Master Fund's income, gains, losses, deductions, credits, and other items, without regard to whether it has received any distributions from the Master
Fund.

FOREIGN INCOME TAXES

Although we do not expect that the Fund will pay any federal income or excise taxes, investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; we do not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The

                                      -39-

United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

STATE TAXES

The Fund is organized as a series of the Trust, a Massachusetts business trust.
As long as it qualifies as a "regulated investment company" under the Code, the
Fund will not have to pay Massachusetts income or excise taxes. The Master Fund is organized as a series of the Master Trust, a New York trust. The Master Fund is not subject to any income or franchise tax in the State of New York or the
Commonwealth of Massachusetts.

                            TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares.
For taxable years beginning before January 1, 2011, distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income,"
the Fund may designate, and the Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S.
tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income"
if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

DIVIDENDS-RECEIVED DEDUCTION

A portion of the Fund's ordinary income dividends will normally be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares.
Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. The portion of the Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

"BUYING A DIVIDEND"

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may

                                      -40-

thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

DISPOSITION OF SHARES

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

U.S. TAXATION OF NON-U.S. SHAREHOLDERS

Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United
States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons who are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For
Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

BACKUP WITHHOLDING

The Fund is required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any noncorporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30%
withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

                EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

OPTIONS, ETC.

The Fund's transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the
Code.

                                      -41-

FOREIGN SECURITIES

Special tax considerations apply with respect to foreign investments of the
Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of non-U.S. currencies for nonhedging purposes may have to be limited in order to avoid a tax on the Fund.

The foregoing discussion should not be viewed as a comprehensive discussion of the items referred to nor as addressing all tax considerations relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Shareholders should consult their own tax advisors for additional details on their particular tax status.

               7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Master Fund are made by portfolio managers who are employees of the Submanager and who are appointed and supervised by its senior officers. The portfolio managers of the Master Fund may serve other clients of the Submanager in a similar capacity.

The primary consideration in placing securities transactions for the Master Fund with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Master Fund and other clients of that Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. A Submanager may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the
Submanager's duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

Notwithstanding the above, in compliance with Section 28(e) of the Securities
Exchange Act of 1934, the Submanager may select brokers who charge a commission in excess of that charged by other brokers, if the Submanager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Submanager by such brokers.
Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Submanager may also have arrangements with brokers pursuant to which such brokers provide research services to the
Submanager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the
Fund's costs, the Submanager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Submanager.
Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Submanager by brokers who effect securities transactions for the Master Fund may be used by the Submanager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to the Submanager by brokers who effect securities transactions for other investment companies and accounts that the Submanager manages may be used by the Submanager in servicing the Fund. Not all of these research services are used by the Submanager in managing any particular account, including the Master Fund.

The Master Fund encourages the Submanager to use minority- and women-owned brokerage firms to execute the Funds' transactions, subject to the Submanager's duty to obtain best execution. The Submanager may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to

                                      -42-

execute and clear the trades. While the Submanager believes that it will obtain best execution in these transactions, the Fund may forego other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The Board of Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the
Master Fund.

For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the
Master Fund paid brokerage commissions of $163,825, $129,361 and $129,543, respectively.

No portfolio transactions may be executed with the Manager or the Submanager, or with any affiliate of the Manager or the Submanager, acting either as principal or as broker, except as permitted by applicable law.

The Master Fund did not pay any brokerage commissions to affiliated brokers during its fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004.

In certain instances there may be securities that are suitable for the Master
Fund as well as for one or more of the Submanager's or the Manager's other clients. Investment decisions for the Master Fund and for the Submanager's or the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Master
Fund is concerned. However, it is believed that the ability of the Master Fund to participate in volume transactions will produce better executions for the
Master Fund.

            8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust is a Massachusetts business trust established under a Declaration of
Trust dated as of April 1, 1996. The Trust's Declaration of Trust permits the
Trust's Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0. 00001 per share) in separate series and to divide any such series into classes of shares. Currently the Fund is the only series offered by the Trust and the Fund has only one class of shares. Each share of the Fund represents an equal proportionate interest in a series with each other share of the Fund. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities that are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to

                                      -43-

determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder's shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Fund and all other series of the Trust, if any, will generally vote together on all matters except when the
Trustees determine that only shareholders of the Fund or a particular series are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee.
Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the
Trustees of the Trust if they choose to do so, and in such event the other shareholders in the Trust would not be able to elect any Trustee.

Whenever the Fund is requested to vote on a matter pertaining to the Master
Fund, the Trustees will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Fund and vote shares only in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of shares in the Master Fund.
Fund shareholders who do not vote will not affect the Fund's votes at the Master
Fund meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust's or the
Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.

The Trust may, without shareholder approval, change the Fund's form of organization, reorganize the Fund, any other series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the
Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series, or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Fund, any other series of the Trust, or any class of any series may be terminated at any time by a vote of the majority of the outstanding

                                      -44-

voting securities (as defined in the 1940 Act) of that Fund, series, or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely.
Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the
Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Independent Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the
Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the
Fund and its shareholders and the Trust's Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust's principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as Trustee or as a trustee of funds with the same or an affiliated investment advisor or distributor, or by virtue of the amount of such remuneration.

The Trust's Declaration of Trust provides that by becoming a shareholder of the
Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

The Master Fund, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Master
Fund's Declaration of Trust provides that the Fund and other entities investing in the Master Fund (i.e., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Master Fund. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Master Fund.

                                      -45-

Each investor in the Master Fund, including the Fund, may add to or reduce its investment in the Master Fund on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Master Fund will be determined by multiplying the net asset value of the Master Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Master Fund effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Master Fund will then be re-computed as the percentage equal to the fraction, (a) the numerator of which is the value of such investor's investment in the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Fund effected as of the close of business on such day and (b) the denominator of which is the aggregate net asset value of the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Fund by all investors in the Master Fund.
The percentage so determined will then be applied to determine the value of the investor's interest in the Master Fund as of the close of business on the following Fund Business Day.

                             9. FINANCIAL STATEMENTS

         The audited financial statements of the Fund and the Master Fund
(Statement of Assets and Liabilities at July 31, 2006, Statement of Operations
for the year ended July 31, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2006, Financial Highlights for each of the years in the five-year period ended July 31, 2006, Notes to
Financial Statements, and Independent Registered Public Accounting Firm's
Report) are hereby incorporated by reference to the Annual Report to
Shareholders of the Fund which has been filed with the SEC pursuant to Section
30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Social Investments by calling (800)
582-6757 or online at www.domini.com.

                                      *****

Domini Social Investments,(R) Domini Institutional Social Equity Fund,(SM)
Domini Money Market Account,(R) The Way You Invest Matters,(R) and domini.com(R)
are registered service marks of Domini Social Investments LLC. The Domini Global
Investment Standards and Domini Community Impact Gradient are copyright Domini
Social Investments LLC.

                                      -46-

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures have been adopted by each of the
Domini Social Equity Trust, the Domini European Social Equity Trust, the Domini
EuroPacific Social Equity Trust, the Domini PacAsia Social Equity Trust, the
Domini Social Equity Fund, the Domini European Social Equity Fund, the Domini
EuroPacific Social Equity Fund, the Domini PacAsia Social Equity Fund, the
Domini Social Bond Fund, the Domini Institutional Social Equity Fund, the Domini
Social Equity Portfolio, the Domini European Social Equity, the Domini
EuroPacific Social Equity Portfolio, the Domini PacAsia Social Equity Portfolio
(collectively, the "Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds'
shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment advisor ("Domini" or the "Advisor"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the
Advisor's proxy voting duties to the Advisor. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see "Conflicts of Interest" below).

I.   THE DOMINI FUNDS' PROXY VOTING GUIDELINES

The following Guidelines summarize the Funds' positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds' shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Funds' shares may not be voted in strict adherence to these Guidelines.

The general principles guiding Domini's proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain
non-U.S. markets. We may, for example, modify the application of these guidelines in deference to international differences in corporate governance structures, disclosure regimes and cultural norms. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients' shares (See Section II for more detail).

These Guidelines are subject to change without notice.

INTRODUCTION

As an investment advisor and mutual fund manager, we at Domini Social
Investments LLC ("Domini") have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide-range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our "investors"). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than
100 corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since 1996.
The Funds' Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds'

inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisors to do so.

THE RATIONALE GUIDING DOMINI'S PROXY VOTING

Domini's investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders comprised of shareholders, employees, communities, customers, and the environment.
Mismanagement of stakeholder relations can involve substantial financial costs.
Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations.
In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long-term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporation depends.
Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors'
objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt effective governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE

ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS

Some corporations have lobbied to replace "face-to-face" annual meetings with
"virtual meetings" broadcast over the Internet. Shareholders have argued that
Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit.
Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available(We will include audit-related fees, and tax compliance/preparation fees in our calculation of audit fees).

                                        2

In addition, we will review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

We will SUPPORT shareholder proposals asking companies to place the ratification of auditors on the agenda.

AUDIT COMMITTEE ACCOUNTABILITY

The Audit Committee is ultimately responsible for the company's internal financial reporting controls, and for addressing problems when they arise. We will consider withholding our votes from audit committee members for the following reasons:

     o    We will WITHHOLD our votes from members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees

     o    We will WITHHOLD our votes from audit committee members at companies with ineffective internal controls, if the company has had a history of poor accounting practices, and the Board has failed to address them.

     o    Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot in either 2004 or 2005, we will WITHHOLD our votes from members of the audit committee.

BOARD OF DIRECTORS -- ACCOUNTABILITY

We will WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than
75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

We will WITHHOLD our votes from the entire board slate (except for new nominees)
in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed. The adequacy of the company's response will be analyzed on a case-by-case basis.

BOARD OF DIRECTORS -- COMPOSITION

DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board does not include women or people of color, we will
WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

INDEPENDENCE

MAJORITY OF INDEPENDENT DIRECTORS

It is in the best interest of all stockholders that a majority of board members be independent. NYSE and NASDAQ listing standards require that most listed companies have majority-independent boards. We will WITHHOLD our votes from insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

                                        3

INDEPENDENT CHAIR

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of Chair of the Board should be held by an independent director. We will therefore WITHHOLD our votes from the Chair of the Board if that person is not independent. We will SUPPORT shareholder proposals to separate the position of Chair and CEO, and proposals that request that the position of Chair be held by an independent director who has not served as CEO.

INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee and the corporate governance committee, be composed entirely of independent directors. We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

QUALIFICATIONS FOR INDEPENDENCE

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS), as revised from time to time. ISS divides directors into three categories: Inside, Affiliated and
Independent. To be "independent," a director must have no material connection to the company other than his or her board seat.

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will
SUPPORT these resolutions.

OVER-BOARDED DIRECTORS

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will
WITHHOLD our votes from directors that sit on more than six public company boards. We will WITHHOLD our votes from directors that sit on more than one additional board and also serve as Chief Executive Officer of another company.

REDUCE SIZE

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- CUMULATIVE VOTING

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

Shareholders have asked that corporations establish an Office of the Board of
Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

                                        4

BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP

Shareholders have proposed that all directors should own stock in the company.
In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- DIRECTOR ELECTIONS

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To improve the process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests.

In addition, most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director will still be elected, even if
99.9% of shareholders withheld their vote. Shareholders have asked that boards of directors initiate a process to amend the Company's governance documents
(certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

We will generally SUPPORT both precatory and binding resolutions seeking to establish a majority vote standard. We will scrutinize binding resolutions more carefully to ensure that the specific formulation is workable.

BOARD OF DIRECTORS -- OPEN ACCESS

In 2003, the SEC proposed new rules to give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. The SEC proposed a two-step process, which would require certain
'triggering events' to occur before a shareholder nominee may appear on the ballot. One such event is the filing of a shareholder proposal asking for access to the proxy, which is submitted by holders of at least one percent of the shares (owned for at least a year). Such proposal must then be approved by a majority of votes cast. We will consider such proposals on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- STAGGERED TERMS

The annual election of all directors is considered a necessary part of maintaining accountability to shareholders. Many corporate governance activists also argue that a classified board structure is frequently used as a takeover defense that may shelter an otherwise poorly performing company from a takeover that may be in shareholders' best interests. We are concerned, however, that the annual election of directors can have the unintended consequence of focusing the board on short- term results and, more specifically, stock price, at the expense of the long-term interests of the company. We believe that short-term thinking is a significant and pervasive threat to long-term shareholder value, and to society. A classified board, while not an ideal structure, may help shield directors from the need to place quarterly results ahead of long-term objectives. We will OPPOSE resolutions to abolish staggered boards.

EMPLOYEE BENEFITS -- CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

                                        5

EXECUTIVE AND DIRECTOR COMPENSATION

REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard as reasonable:

     o    Pension plans for outside directors (since they usually benefit from other plans)

     o    Gold or silver parachute plans triggered by a takeover

     o    Total compensation to outside directors exceeding $100,000 per year

     o    Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation. We will WITHHOLD votes from directors serving on the compensation committee where there is evidence that they have not taken steps to address issues of CEO compensation, and executive compensation disclosure.

RELATIVE COMPENSATION LEVELS

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies to:

     o    Prepare reports comparing the compensation packages of the average and lowest wage earners to those of top management

     o    Establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers

We will SUPPORT these resolutions.

DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of
Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations'
stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and
(2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will
SUPPORT these resolutions.

NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on:

                                        6

     o    Environmental issues

     o    Burma

     o    Improvements in healthcare quality

     o    Exporting U.S. jobs to low-wage countries

     o    Closing the wage gap in the U.S. between workers and top management

     o    Predatory lending

     o    Diversity issues

     o    Social issues generally

We will SUPPORT these resolutions.

PENSION PLAN ACCOUNTING AND FINANCIAL TRANSPARENCY

Some corporations use 'pension credits', a projection of the growth of the company's pension plan, as part of its formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns, but on the "expected return" on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will SUPPORT resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications and
Qwest Communications International Inc. have adopted these proposals.

We will also SUPPORT resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

EXTRAORDINARY SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS) AND PREFERENTIAL
RETIREMENT ARRANGEMENTS Many companies establish Supplemental Executive
Retirement Plans (SERPs) to provide supplemental retirement benefits that exceed
IRS limitations on benefits that can be paid from tax-qualified pension plans.
Some companies also maintain what are known as extraordinary SERPs, which provide preferential benefit formulas or supplemental pension benefits not provided to other managers under these companies' regular tax-qualified plans.
Some companies also make individual pension agreements with executives that have similar features. The resulting gross disparities between the retirement security offered to senior executives and to other employees can create potential morale problems that may increase employee turnover. Moreover, because these forms of pension compensation are not performance-based, they do not help to align management incentives with long-term shareholder interests.

Shareholders have asked companies to seek shareholder approval of executive pension agreements of this kind. We will SUPPORT these resolutions.

PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index;
premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will SUPPORT these resolutions.

SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

                                        7

STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports, and excessive use of stock options for executive compensation. We will OPPOSE the use of stock options where they are not fully expensed, and SUPPORT shareholder proposals calling for companies to expense stock options in the company's annual income statement.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations.
Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to under perform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

We will OPPOSE any merger or acquisition whose resulting company would not qualify for inclusion in our Funds' portfolios based on their line of business
(for example, we would oppose the acquisition of a portfolio holding by a tobacco manufacturer). We will also generally OPPOSE mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will consider the following factors:

     o    The relative social and environmental performance of the two companies

     o    The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources

     o    Whether this is a hostile acquisition of a company with a
          substantially unionized workforce by a company with a non-unionized workforce

     o    The acquiring company's plans for cultural integration of the two companies

     o    The acquiring company's history of acquisitions

     o    Executive and board compensation packages tied to successful completion of the merger

     o    Change in control provisions in executive employment contracts triggered by the merger

     o    Conflicts of interest

     o    Corporate governance changes as a result of the merger

In certain industries, such as media, banking, agriculture, telecommunications and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decision making. In some cases, considerations of industry concentration may be the decisive factor.

MERGERS AND ACQUISITIONS -- IMPACT OF MERGER

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will SUPPORT these resolutions.

MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked

                                        8

that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

REINCORPORATION

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management's rationale, and consider such proposals on a CASE-BY-CASE basis. Occasionally, a corporation will seek to re-incorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will OPPOSE re-incorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will
SUPPORT shareholder proposals to re-incorporate corporations from such jurisdictions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote --
to be adopted. We will OPPOSE these resolutions.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

TAKEOVERS -- STOCK ISSUANCE

Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

SOCIAL AND ENVIRONMENTAL ISSUES

SUSTAINABILITY REPORTS

          Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products.
Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms' records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will SUPPORT resolutions requesting these reports.

COMMUNITY

ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL
PURCHASERS

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a
Rebate a Kickback?", some estimate that these payments add up to approximately
10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.

ACCESS TO PHARMACEUTICALS -- ETHICAL CRITERIA FOR DRUG PATENT EXTENSIONS

According to a May 2002 study by the National Institute for Health Care
Management, two-thirds of drugs approved by the FDA during the period 1989-2000 were modified or identical versions of existing drugs. Patents on these "me too"
drugs extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are

                                        9

concerned about the negative effects of this practice on their companies'
reputations and on consumers' access to needed treatments.

          We will SUPPORT resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

CABLE COMPANIES AND PORNOGRAPHY

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to:

     o    Outline the business case for their increasing distribution of pornography

     o    Review policies governing content decision-making for cable operations

     o    Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities

We will SUPPORT these resolutions.

CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

COFFEE CRISIS REPORT

In the early 2000s, the price of coffee beans reached all-time lows, preventing small farmers from earning enough to cover their costs of production. This crisis in the global coffee market has pushed thousands of small coffee farmers to the brink of starvation, with many abandoning their farms out of desperation.
In addition, nations that depend on coffee income have had to cut back on essential social services. The move to plantation-grown coffee, which has exacerbated the plight of small farmers, threatens the environment as well. The crisis presents significant reputational risks to corporations that roast and sell coffee, as they become associated with this humanitarian crisis.
Shareholders have asked companies to report on their policies related to the steep decline in coffee prices, and their response to the crisis. We will
SUPPORT these proposals.

CONFIDENTIALITY OF PERSONAL INFORMATION

The outsourcing of white-collar jobs overseas has prompted concerns over the enforceability of U.S. laws to protect confidential data of customers and patients. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted or subcontracted. We will SUPPORT these resolutions.

CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

                                       10

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit
Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for:

     o    Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage-lending discrimination.

     o    The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.

     o    The development of policies to ensure that the firm does not securitize predatory loans.

     o    Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

     o    The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

     o    The application of domestic Community Reinvestment Act standards to emerging market countries.

We will SUPPORT these resolutions.

INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will
SUPPORT these resolutions.

LAND PROCUREMENT

Retail firms, particularly 'big-box retailers' can have a significant negative impact on local communities, permanently altering the character of the community's economy and environment. Controversies that arise as a result may negatively impact the company's reputation and ability to attract consumers. We will SUPPORT shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to:

     o    Prepare a report on the impact of its plans in culturally sensitive sites

     o    Develop policies that would ensure the preservation of communities cultural heritage and the natural environment

     o    Consult with affected communities on development plans

     o    Maintain high ethical standards when working with governments and partners

     o    Cease their operations on these sites once operations have begun

We will SUPPORT these resolutions.

LOWER DRUG PRICES

          Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will SUPPORT resolutions asking companies to report on price restraint policies for pharmaceutical products, and will generally support, on a CASE BY CASE basis, resolutions asking for companies to implement price restraint policies.

                                       11

OVER-THE-COUNTER (OTC) DERIVATIVES RISK

Alan Greenspan, the Federal Reserve Chairman, and others in the investment world have expressed concern over the negative impact of derivatives trading, and the extensive use of derivatives throughout the economy. To evaluate the credit risks associated with exposure to the derivatives market, shareholders have requested financial companies to provide adequate disclosure of the collateral for over the counter derivatives. We will SUPPORT these resolutions.

POLITICAL CONTRIBUTIONS AND NONPARTISANSHIP

Even after the passage of the Bipartisan Campaign Reform Act, which banned federal soft-money contributions by corporations, concerns still remain about corporate involvement in the political process. For example, state regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation's political involvement. Corporate contributions to entities organized under Section 527 of the Internal Revenue Code are not required to be disclosed by the corporation, and may present significant risks to shareholder value when these contributions end up supporting causes that contradict corporate policies, or are inimical to shareholder interests. In addition, concerns have been raised regarding corporate Political Action Committees, which are established to collect political contributions from employees, as well as corporate contributions to industry trade associations, which generally do not disclose their membership, state judicial races, think-tanks, and other political organizations.
Shareholders have asked boards of directors to establish oversight of corporate political contributions, to establish corporate political contributions guidelines and reporting provisions, disclose the business rationale for the company's political involvement and the public policy positions taken by the company, and to produce reports detailing the use of corporate resources for political purposes. We will SUPPORT these resolutions. (1)

We will also SUPPORT proposals advancing principles of corporate nonpartisanship, for example, requesting corporations to refrain from devoting resources to partisan political activities or compelling their employees to contribute to or support particular causes.

PUBLIC INTEREST OBLIGATIONS

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will SUPPORT such proposals.

QUALITY OF HEALTHCARE

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.

REDLINING

"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing"
policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.

RIDE SAFETY

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related
Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No

----------

(1)  WE WILL OPPOSE RESOLUTIONS THAT REQUIRE COMPANIES TO PUBLISH THEIR
     CONTRIBUTIONS IN LOCAL NEWSPAPERS, AS WE DO NOT BELIEVE THIS TO BE AN
     EFFECTIVE USE OF CORPORATE RESOURCES, OR AN EFFECTIVE METHOD TO INFORM
     CORPORATE STAKEHOLDERS OF THE COMPANY'S POLITICAL ACTIVITIES.

                                       12

federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions.

DIVERSITY

Note: See also "Board of Directors -- Diversity" in our Corporate Governance
section.

EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:

     o    A chart identifying employees by sex, race, and the various job categories defined by the EEOC

     o    A description of affirmative action policies and programs in place

     o    The company's Form EEO-1 disclosure report

     o    A report on the percentage of hires during the previous year who were persons with disabilities

     o    A description of programs designed to increase the number of women and/or minority managers

     o    A description of programs designed to increase the number of persons employed with disabilities

     o    A description of how the company is working to eliminate "glass ceilings" for female and minority employees

     o    A report on any material litigation facing the company concerning diversity-related controversies

     o    A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers

     o    A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses

We will SUPPORT these resolutions.

EQUALITY PRINCIPLES ON SEXUAL ORIENTATION

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to:

     o    Adopt written prohibitions against discrimination in employment based on sexual orientation

     o    Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace

     o    Include sexual orientation issues in diversity training

     o    Grant spousal benefits to domestic partners, regardless of sexual orientation

     o    Refrain from using negative stereotypes of sexual orientation in advertising

     o    Practice nondiscrimination in the sale of goods and services and the placement of advertisements

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.

PAY EQUITY

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will
SUPPORT these resolutions.

                                       13

ENVIRONMENT

ANIMAL WELFARE

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

We will examine resolutions asking companies to eliminate animal testing on a
CASE BY CASE basis, considering the industry and the purpose of the testing, and whether viable alternatives exist. We will generally SUPPORT resolutions that ask companies to phase-out unnecessary testing, and will SUPPORT resolutions calling for more humane forms of slaughter, such as "controlled atmosphere killing."

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in
1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the
Principles, a company commits itself to:

     o    Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration

     o    Set definitive goals and a means of measuring progress

     o    Inform the public in an environmental report published in the format of a CERES Report

Shareholders have submitted resolutions asking corporations to study the
Principles or to endorse them. We will SUPPORT these resolutions.

CHEMICAL SAFETY

There is rising public awareness and concern about toxic chemicals in consumer products and in the environment. Governments in Europe and elsewhere are acting to restrict the use of toxic chemicals that remain in the environment for long periods, accumulate over time, or are associated with such health effects as cancer, mutations, birth defects, neurological disorders and learning disabilities (such as Mercury, PVCs, and Phthalates, described below).Companies face increased risk of market exclusion, damage to their reputation, interruption of supply chains, and potential lawsuits as a result. To protect and enhance shareholder value, companies should know what toxic chemicals are in their products, and work to lower toxic hazards and their associated costs.

Shareholders have asked companies to do the following:

     o    Phase out specific chemicals of concern that are used in their products where safer alternatives are available, or to report on the feasibility of doing so

     o    Report on the expected impact on their business of chemical regulation and emerging scientific findings

     o    Disclose their policies for identifying, handling and marketing products containing potentially hazardous chemicals, and for seeking safer substitutes for these chemicals

     o    Reformulate products globally to meet the most stringent national or regional standards for toxic chemicals of high concern applicable to those products.

     o    To comply with actions sought by the Campaign for Safe Cosmetics, including conducting an inventory of products containing chemicals of concern, proactively seeking safer alternatives, and public reporting on these efforts

We will SUPPORT these resolutions.

MERCURY-CONTAINING DEVICES

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will
SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCs (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators.

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Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called "phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing;
enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs, and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

CO(2) AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions (GHG emissions) from their companies' operations and products. They have asked companies in a wide variety of industries, including electric utility, oil, real estate and manufacturing to report on these emissions and their progress towards reducing them, and to report on how the company is responding to rising regulatory, competitive and public pressure to significantly reduce carbon dioxide and other greenhouse gas emissions.

Companies have also been asked to tie executive compensation to progress in this area. In addition, oil companies have been asked about their progress toward developing renewable energy sources, their efforts to comply with climate regulation, and the scientific data underlying their public position on climate change, while electric utility companies have been asked to report on their progress in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO(2) emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates.
Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the
CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1)
disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will
SUPPORT these resolutions.

                                       15

FORESTRY PRACTICES

According to the United Nations, forests are rapidly declining at a rate of 33 soccer fields per minute. Endangered forests are home to nearly 50% of the world's species and 200 million indigenous people worldwide. These forests store extensive amounts of carbon and are critical to mitigating the effects of climate change.

The forest products industry is the largest industrial consumer of endangered forests. Many forests are unnecessarily threatened by industrial logging to meet the demand for paper products that are often used once and discarded.

Stemming this tide of destruction requires a change in how forests are managed, while also looking for opportunities to decrease paper use and increase recycled content. Companies can ensure that their wood products are harvested from sustainably managed forests by purchasing wood or wood fiber bearing the Forest
Stewardship Council (FSC) seal. The Forest Stewardship Council (FSC), a third-party auditor, is the only independent certification system in the world accepted by the conservation, aboriginal and business communities. FSC certification recognizes forestry operations that adopt environmentally and socially responsible practices. In addition, virgin tree fiber from logging operations certified to FSC standards is increasingly available.

Shareholders have asked companies to review their policies on the sale of products containing material from old-growth or virgin forests to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests; to phase out the use of paper from these sources; to report on the feasibility of phasing out the use of non-FSC certified wood products; to increase the use of recycled material; and to report generally on their progress toward implementing sustainable forestry policies.
We will SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE products to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; (4) report on the company's internal controls related to potential adverse impacts associated with GE organisms and/or (5) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will generally SUPPORT these resolutions, reviewing resolutions related to 1 and
2, above, on a CASE-BY-CASE basis.

MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE
REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the
Okefenokee National Wildlife Refuge, are particularly environmentally sensitive.
Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

                                       16

RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems.
In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

     o    Increasing water costs

     o    Increasing competition for water supplies

     o    Conflicts with local communities over water rights

     o    Risk of disruption of water supplies and its impact on business operations

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

HUMAN RIGHTS

AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING
COUNTRIES

As of December 2000, approximately 90% of the 36.1 million people living with
HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

AIDS, TUBERCULOSIS AND MALARIA -- IMPACT ON OPERATIONS

According to UNAIDS, the Joint United Nations Programme on HIV/AIDS, in 2004,
39.4 million people were infected with HIV, and 3.1 million died from the disease. While two-thirds of global HIV cases remain in sub-Saharan Africa, infections are rising in every region of the world. In addition, tuberculosis kills 2 million people per year, and malaria an additional million. India and
Russia have the steepest increases in HIV infection and are highly exposed to malaria and tuberculosis, respectively. UNAIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. In addition, the HIV/AIDS, Tuberculosis and
Malaria pandemics may have a profound impact on companies that produce products essential to combating infectious diseases, and companies with significant operations in affected areas. We will SUPPORT resolutions that call for corporate reports on the impact of these diseases on corporate operations in affected areas.

                                       17

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. The behavior of the Burmese government has led to international censure and, in the case of the United States, government sanctions. In July 2003, the US government passed legislation (the Burmese
Freedom and Democracy Act) making it illegal to import goods and services from
Burma. Most large investments in Burma must be made through joint ventures with the military dictatorship, thus providing income to a regime that has committed gross violations of human rights. Shareholder resolutions relating to Burma include:

     o    Requests for comprehensive reports on corporate operations or investments in Burma

     o    Requests for reports on the costs -- both tangible and intangible --
          to companies attributable to their being boycotted for doing business in Burma

     o    Demands that companies terminate all operations or investments in
          Burma

We will SUPPORT these resolutions.

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment.
We will SUPPORT these resolutions.

CHINA -- PRISON LABOR

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies conduct business overseas. Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. They have also asked companies to report on their relationships with individual governments that have poor human rights records, and on their operations in countries suspected of supporting terrorism. We will support these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, internet sector and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, including the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and the rights of freedom of association and collective bargaining. Shareholders often ask companies to adhere to policies that conform to the International
Labor Organization's Core Conventions and the United Nations Universal
Declaration on Human Rights. Shareholders have also

                                       18

asked companies to investigate and report on particular human rights controversies they face. We will SUPPORT these resolutions.

STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S.
corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies to adopt codes of conduct that incorporate the core conventions of the International Labor Organization, and to report on these standards, focusing especially on the workers' rights to organize and bargain collectively, overall working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their standards; and (2) reports on companies' efforts to implement and enforce their code of conduct. We will SUPPORT these resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of
Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability.
Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include:

     o    Encouraging capital flight from less economically developed countries

     o    Eroding human and natural resources

     o    Encouraging the inefficient use of capital

     o    Decreasing spending for health, education, and housing

     o    Undermining a country's long-term capacity to repay its debts

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the
IMF. Still others have asked for information on structural adjustment programs.
We will SUPPORT these resolutions.

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

                                       19

MEXICO -- MAQUILADORAS

Maquiladoras are facilities operated by U.S. companies just south of the
U.S.-Mexico border. There, Mexican workers -- paid a fraction of what U.S.
workers would require to subsist -- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

     o    Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact

     o    Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will
SUPPORT these resolutions.

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria,
Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles).
We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the
Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South
Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates.
U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of
Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested
China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights.
We will SUPPORT these resolutions.

                                       20

MILITARISM AND VIOLENCE

COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses.
Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

II.  Violence in Television Programming and in Video Games

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will
SUPPORT these resolutions.

In addition, researchers have raised concern that playing violent video games may lead to violent behavior among children and adolescents. Shareholders have asked retailers to report on their marketing policies for violent video games.
We will SUPPORT these resolutions.

WORKPLACE VIOLENCE

The Bureau of Labor Statistics Census of Fatal Occupational Injuries, has
documented the significant number of fatal work injuries caused by intentional acts of violence, particularly for female workers. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration,
shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.

TOBACCO

INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini 400 Social
Index(SM) does not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health

                                       21

impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to:

     o    Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading

     o    Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising

     o    Assure that tobacco ads are not youth-friendly

     o    Assess the financial impact of refusing to run tobacco ads

     o    Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising

     o    Prepare reports that address the media's role in encouraging smoking, particularly among children

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places.
Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises'
facilities be smoke-free. We will SUPPORT these resolutions.

III. EUROPEAN GUIDELINES

The general principles guiding Domini's proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain
non-U.S. markets. We will not, however, lower our standards to conform to local market practice. We will always seek to hold companies to best practices within their markets. Our policies, therefore, will serve as the baseline, but where local best practices exceed our policies, we will apply the higher standard. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients'
shares. We may also miss opportunities to vote our shares when companies fail to provide information in a timely manner.

AVAILABILITY OF INFORMATION

The availability of information necessary to make informed voting decisions varies widely in European markets.

It is common for European companies to seek shareholder approval of company financial statements. In many cases, however, companies fail to provide their financial statements in a timely manner. Although this is considered a 'routine'
matter, where we are being asked to approve a report that has not been received, we will vote AGAINST the proposal.

Where we are being asked to vote on an item where we have insufficient information to apply our guideline (such as auditor independence), we will
ABSTAIN, unless it is clear market practice in that country to provide the required information, in which case we will vote AGAINST the proposal. As stated
below, where we cannot determine the independence of a director, we will assume that director is not independent.

                                       22

BUNDLED PROPOSALS

Frequently, European companies "bundle" proposals, meaning that they combine several issues into one vote. We believe that shareholders should have the opportunity to vote on each individual issue. For bundled proposals, we will vote AGAINST the proposal if we have reason to vote against any individual proposal, but will SUPPORT the proposal if we would have supported each issue had they been presented individually.

SHAREBLOCKING

Certain countries impose "shareblocking" restrictions, meaning that a shareholder is prevented from trading shares for a period of time between the date of the deadline for submission of the vote and the annual meeting (these restrictions vary from country to country). Domini will seek to vote its shares for every holding in its portfolio. However, in limited circumstances, we will forego the opportunity to vote when shareblocking restrictions would impair our ability to effectively manage our Funds' portfolio.

ELECTION OF DIRECTORS

We strongly believe that directors should be elected individually. In France, where it is market practice to present directors individually, and Germany, where it is recommended best practice, we will vote AGAINST all director slates that are presented as a bundled proposal.

In other countries, where it is common practice to bundle these proposals, we will vote AGAINST the entire slate if we have reason to oppose any individual director, where, for example, an individual non-independent director sits on a key committee, or if the board does not include any women or minorities.

In all markets, we will vote AGAINST the election or reelection of any director whose name is not disclosed. Where information is not provided to determine the independence of the director, we will assume the director is not independent.
Where the board does not include an audit or remuneration committee, we will assume the entire board serves in that capacity, and will vote AGAINST any non-independent directors.

In Sweden, some companies have sought permission to have the Board Chair and representatives of the firm's largest shareholders (who are not directors) serve on the nominating committee. We will OPPOSE these proposals as we believe only independent board members should serve on this key committee.

In Germany, and other countries where up to half of the board must consist of employee representatives, we will depart from our general requirement that the board consist of a majority of independent directors, and require that one third of the total board be independent.

III. DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES

These Procedures are designed to ensure that proxies for which Domini Social
Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

Domini works with Social Investment Research Services ("SIRS"), a division of
Institutional Shareholder Services, to implement its proxy voting policies, as described below. (2)

DOMINI SOCIAL INVESTMENTS LLC

Primary responsibility for the proxy voting function at Domini rests with a proxy voting committee chaired by Domini's General Counsel ("GC"). Domini's primary responsibilities include the following:

----------

(2)  THE BOARD OF TRUSTEES ("BOT") OF THE DOMINI FUNDS HAS DELEGATED THE
     RESPONSIBILITY TO VOTE PROXIES FOR THE FUNDS TO DOMINI SOCIAL INVESTMENTS
     LLC, THE FUNDS' INVESTMENT ADVISOR ("DOMINI"), AND TO RESOLVE CONFLICTS OF
     INTEREST THAT MAY ARISE IN THE EXECUTION OF THE PROXY VOTING FUNCTION. THE
     BOT REVIEWS AND ADOPTS DOMINI'S PROXY VOTING POLICIES AND PROCEDURES ON AN
     ANNUAL BASIS ON BEHALF OF THE FUNDS, AND RECEIVES QUARTERLY REPORTS FROM
     DOMINI REGARDING THE EXECUTION OF ITS PROXY VOTING DUTIES.

                                       23

     1.   Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the Spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments. (3) Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

     2.   Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review reports from SIRS on a quarterly, and an as-needed basis.

     3.   Identify and address conflicts of interest where they arise (See
          "Conflicts of Interest", below)

     4.   Voting: SIRS makes voting recommendations to Domini based on the
          Guidelines. Domini reviews these recommendations, and casts the actual votes. Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the
          Guidelines require a "case-by-case" analysis and SIRS does not have sufficient guidance to make a recommendation, Domini will determine how to vote.

               In making these voting determinations, Domini may draw upon a variety of materials including, for example, SIRS analyses, Glass
          Lewis analyses, Domini's independent research, newspaper reports, academic studies, non-governmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate
          SEC filings, including management's position on the issue in question.

     5.   Reporting to Clients (where client is a fund, to the Domini Funds
          Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini's website and on the
          SEC's website at www.sec.gov; (b) Availability of Domini's web page containing an ongoing record of all votes cast for the Domini Social
          Equity Trust and Domini European Social Equity Trust each year; (c)
          Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the
          Funds' shareholder reports; (e) Communication of material changes to the Policies or Procedures; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of
          Domini's proxy voting policies and procedures; (g) Quarterly reporting to the Domini Funds' Board of Trustees on proxy voting activity.

     6.   Recordkeeping - Domini will maintain the following records: (a) the
          Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via hard copies or electronic filings from the SEC's EDGAR filing system held by SIRS);
          (c) records of votes cast on behalf of Domini clients (in conjunction with SIRS); (d) records of a client's written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social
          Investments.

Social Investment Research Services ("SIRS")

SIRS, and the clients' custodian, monitors corporate events. SIRS provides analyses of each issue to be voted on, and makes recommendations based on
Domini's Guidelines. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini's web page

----------

(3)  DOMINI APPLIES ONE SET OF VOTING GUIDELINES TO ALL OF ITS CURRENT CLIENTS.
     WE ARE WILLING TO WORK WITH REASONABLE SPECIAL INSTRUCTIONS FROM CLIENTS,
     SUBJECT TO RESOURCE LIMITATIONS AND OVERALL CONSISTENCY WITH OUR INVESTMENT
     APPROACH.

                                       24

containing an ongoing record of all votes cast for the Domini Social Equity
Trust and Domini European Social Equity Trust each year. On occasion, SIRS provides consulting services to Domini on the development of proxy voting policies.

CONFLICTS OF INTEREST

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves where:

     o    A Domini fund is included in the 401(k) plan of a client holding, or
          Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding;

     o    A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote; or

     o    A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

     o    Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and
          Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. Most importantly, the majority of our
          Guidelines are pre-determined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

In most instances, therefore, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our pre-determined policies where we believe it is in our clients' and Fund shareholders' best interests to do so.

Where a proxy voting decision is decided in-house by Domini, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

     1.   Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he/she is aware of, including any contacts from outside parties or other members of Domini's staff or management team regarding the proxy issue in question.

     2.   If conflicts are identified, and they are of a personal nature, that individual will be asked to remove him/herself from the
          decision-making process.

     3.   Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, Domini will:

          a)   Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds'
               independent trustees). (4)

          b)   Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will delegate the decision to SIRS to cast the vote. Domini will take all necessary steps to insulate SIRS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

----------

(4)  IN SOME CASES, DISCLOSURE OF THE SPECIFIC NATURE OF THE CONFLICT MAY NOT BE
     POSSIBLE BECAUSE DISCLOSURE IS PROHIBITED BY DOMINI'S PRIVACY POLICY
     (WHERE, FOR EXAMPLE, THE CONFLICT CONCERNS A CLIENT OR FUND SHAREHOLDER) OR
     MAY NOT OTHERWISE BE IN THE BEST INTERESTS OF A DOMINI CLIENT, DISCLOSURE
     MAY VIOLATE OTHER CONFIDENTIALITY OBLIGATIONS OF THE FIRM, OR THE
     INFORMATION TO BE DISCLOSED MAY BE PROPRIETARY AND PLACE DOMINI AT A
     COMPETITIVE DISADVANTAGE. IN SUCH CASES, WE WILL DISCUSS THE SITUATION WITH
     THE CLIENT AND SEEK GUIDANCE.

                                       25

          c)   Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client's request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/proxyvoting.html.

                  Adopted August 5, 2003, Amended April 29, 2005, April 28, 2006

                                       26

                                     PART C

Item 23.   Exhibits

(3)          a        Amended and Restated Declaration of Trust of the
                      Registrant

(6)          a(2)     Amendment to Declaration of Trust of Registrant

(6)          b        Amended and Restated By-Laws of the Registrant

(2)          e        Distribution Agreement between the Registrant and DSIL
                      Investment Services LLC ("DSILD"), as distributor

(1)          g(1)     Custody Agreement between the Registrant and Investors
                      Bank & Trust Company ("IBT"), as custodian

(4)          g(2)     Amendment to Custodian Agreement between the Registrant
                      and IBT, as custodian

(4)          g(3)     Amendment to Custodian Agreement between the Registrant
                      and IBT, as custodian

(5)          h(1)     Transfer Agency and Services Agreement between the
                      Registrant and PFPC Inc.

(2)          h(2)     Sponsorship Agreement between the Registrant and Domini
                      Social Investments LLC ("Domini"), as sponsor

(6)          h(3)     Amendment to Sponsorship Agreement between the Registrant
                      and Domini, as sponsor

(7)          h(4)     Amendment to Sponsorship Agreement between the Registrant
                      and Domini, as sponsor

(7)          h(5)     Expense Limitation Agreement

(7)          h(6)     Administration Agreement between the Registrant and IBT
(2)          i        Opinion and consent of counsel

*            j        Consent of independent registered public accounting firm

(7)          p(1)     Code of Ethics of the Registrant, Domini Social Trust,
                      Domini Social Investment Trust, and Domini Advisor Trust

(7)          p(2)     Code of Ethics of Domini and DSILD

(7)          p(3)     Code of Ethics of Wellington  Management Company, LLP

(7)          q        Powers of Attorney

----------
(1)  Incorporated herein by reference from the Registrant's Registration
     Statement on Form N-1A (the "Registration Statement") (File No. 333-14449)
     as filed with the U.S. Securities and Exchange Commission (the "SEC") on
     April 18, 1996.

(2)  Incorporated herein by reference from Post-Effective Amendment No. 4 to the
     Registrant's Registration Statement as filed with the SEC on
     September 29, 1999.

(3)  Incorporated herein by reference from Post-Effective Amendment No. 8 to the
     Registrant's Registration Statement as filed with the SEC on
     September 28, 2001.

(4)  Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant's Registration Statement as filed with the SEC on
     November 26, 2003.

(5)  Incorporated herein by reference from Post-Effective Amendment No. 12 to the Registrant's Registration Statement as filed with the SEC on
     September 29, 2004.

(6)  Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed with the SEC on
     September 20, 2005.

(7)  Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registrant's Registration Statement as filed with the SEC on September
     18, 2006.

*    Filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Not applicable.

Item 25.  Indemnification

          Reference is hereby made to (a) Article V of the Registrant's Amended and Restated

Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the
Distribution Agreement by and between the Registrant and DSIL Investment
Services LLC, incorporated herein by reference.

          The Trustees and officers of the Registrant and the personnel of the
Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment
Company Act of 1940, as amended.

Item 26. Business and Other Connections of Investment Adviser

          Domini Social Investments LLC ("Domini") is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York
10012, and is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. The members of Domini are James E. Brooks; Amy L.
Domini; Steven D. Lydenberg; Jotham C. Kinder; John G. Kinder; Dal LaMagna;
Committed Capital, LLC; and Domini Holdings LLC. The officers of Domini are:

                                   Other Business, Profession, Vocation, or
      Name and Position                     Employment During the                      Principal
         with Domini                        Past Two Fiscal Years                   Business Address
-------------------------------------------------------------------------------------------------------

Amy L. Domini                   Private Trustee, Loring, Wolcott & Coolidge     230 Congress Street
Chief Executive Officer         Office (fiduciary)                              Boston, MA 02110

                                Manager, DSIL Investment Services LLC           536 Broadway, 7th Floor
                                (broker-dealer); Manager, Domini Holdings LLC   New York, NY 10012
                                (holding company)

Carole M. Laible                President, CEO, Chief Compliance Officer,       536 Broadway, 7th Floor
President and Chief Operating   Chief Financial Officer, Secretary, and         New York, NY 10012
Officer                         Treasurer, DSIL Investment Services LLC
                                (broker-dealer)

Steven D. Lydenberg             Director, KLD Research & Analytics, Inc.        536 Broadway, 7th Floor
Chief Investment Officer        (social research provider) (until 2003)         New York, NY 10012

The principal business address of Wellington Management Company, LLP
("Wellington Management") is 75 State Street, Boston, MA 02109. Wellington
Management is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. During the last two fiscal years, no partner of
Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Item 27.  Principal Underwriters

          (a)  DSIL Investment Services LLC is the distributor for the
               Registrant.

               DSIL Investment Services LLC serves as the distributor or the placement agent for the following other registered investment companies:
               Domini Social Equity Fund, Domini Social Bond Fund, Domini
               European Social Equity Fund, Domini Social Equity Portfolio,
               Domini European Social Equity Portfolio, Domini Social Index
               Trust, and Domini European Social Equity Trust.

          (b)  The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is
               incorporated herein by reference from Schedule A of Form BD (File
               No. 008-44763) as filed by DSIL Investment Services LLC pursuant to the Securities Exchange Act of 1934, as amended.

                                      C-2

          (c)  Not applicable.

Item 28.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:                                Address:

Domini Social Investments LLC        536 Broadway, 7th Floor
(manager)                            New York, NY 10012

Wellington Management Company, LLP   75 State Street
(submanager)                         Boston, MA 02109

DSIL Investment Services LLC         536 Broadway, 7th Floor
(distributor)                        New York, NY 10012

Investors Bank & Trust Company       200 Clarendon Street
(custodian)                          Boston, MA 02116

PFPC Inc.                            4400 Computer Drive
(transfer agent)                     Westborough, MA 01581

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                      C-3

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Registration
Statement under 485(b) under the Securities Act of 1933 and has duly caused this
Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 17th day of
November, 2006.

                                        DOMINI INSTITUTIONAL TRUST

                                        By: /s/ Amy Domini
                                            ------------------------------------
                                            Amy L. Domini
                                            President

          Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities indicated below on November 17, 2006.

             Signature                                   Title
             ---------                                   -----

/s/ Amy Domini                        President (Principal Executive Officer)
-----------------------------------   and Trustee of Domini Institutional Trust
Amy L. Domini

/s/ Carole Laible                     Treasurer (Principal Accounting and
-----------------------------------   Financial Officer) of Domini Institutional
Carole M. Laible                      Trust

Julia Elizabeth Harris*               Trustee of Domini Institutional Trust
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                       Trustee of Domini Institutional Trust
-----------------------------------
Kirsten S. Moy

William C. Osborn*                    Trustee of Domini Institutional Trust
-----------------------------------
William C. Osborn

Karen Paul*                           Trustee of Domini Institutional Trust
-----------------------------------
Karen Paul

Gregory A. Ratliff*                   Trustee of Domini Institutional Trust
-----------------------------------
Gregory A. Ratliff

John L. Shields*                      Trustee of Domini Institutional Trust
-----------------------------------
John L. Shields

*By: /s/ Amy Domini
-----------------------------------
Amy L. Domini

Executed by Amy L. Domini on behalf of those indicated pursuant to Powers of
Attorney.

                                   SIGNATURES

          Domini Social Trust has duly caused this Registration Statement on
Form N-1A (File No. 333-14449) of Domini Institutional Trust to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the
State of New York on the 17th day of November, 2006.

                                        DOMINI SOCIAL TRUST

                                        By: /s/ Amy L. Domini
                                            ------------------------------------
                                            Amy L. Domini
                                            President

          This Registration Statement on Form N-1A of Domini Institutional Trust
has been signed below by the following persons in the capacities indicated below on November 17, 2006.

             Signature                              Title
             ---------                              -----

/s/ Amy L. Domini                     President (Principal Executive Officer)
-----------------------------------   and Trustee of Domini Social Trust
Amy L. Domini

/s/ Carole Laible                     Treasurer (Principal Accounting and
-----------------------------------   Financial Officer) of Domini Social Trust
Carole M. Laible

Julia Elizabeth Harris*               Trustee of Domini Social Trust
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                       Trustee of Domini Social Trust
-----------------------------------
Kirsten S. Moy

William C. Osborn*                    Trustee of Domini Social Trust
-----------------------------------
William C. Osborn

Karen Paul*                           Trustee of Domini Social Trust
-----------------------------------
Karen Paul

Gregory A. Ratliff*                   Trustee of Domini Social Trust
-----------------------------------
Gregory A. Ratliff

John L. Shields*                      Trustee of Domini Social Trust
-----------------------------------
John L. Shields

*By: /s/ Amy L. Domini
-----------------------------------
Amy L. Domini

Executed by Amy L. Domini on behalf of those indicated pursuant to Powers of
Attorney.

                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
    (j)       Consent of independent registered public accounting firm